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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number:  811-05127

Advance Capital I, Inc.
(Exact name of registrant as specified in charter)

One Towne Square, Suite 444
Southfield, Michigan                         48076
(Address of principal executive offices)    (Zip code)

Robert J. Cappelli, President
Advance Capital I, Inc.
One Towne Square, Suite 444
Southfield, Michigan 48076
(Name and Address of agent for service)

Registrant's telephone number, including area code:
(248) 350-8543

Date of fiscal year end:  December 31

Date of reporting period:  December 31, 2005

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940(17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public.
A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays current valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington,
DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. 3507.

ITEM 1.  ANNUAL REPORT TO SHAREHOLDERS


ADVANCE CAPITAL I, INC.

ANNUAL REPORT

AN INVESTMENT COMPANY WITH FOUR FUNDS

December 31, 2005

FUND REPORT

CONTENTS                                                          PAGE
---------------------------------------------------------------   ----

Letter to Our Shareholders........................................  1
Management's Discussion of Fund Performance.......................  3
Financial Highlights.............................................. 11
Portfolio of Investments
     Equity Growth Fund........................................... 15
     Balanced Fund................................................ 19
     Retirement Income Fund....................................... 28
     Cornerstone Stock Fund....................................... 35
Statements of Assets and Liabilities.............................. 37
Statements of Operations.......................................... 38
Statements of Changes in Net Assets............................... 39
Notes to Financial Statements..................................... 41
Report of Independent Registered Public Accounting Firm........... 47
Additional Information............................................ 48

ADVANCE CAPITAL'S PLEDGE:
-------------------------

We understand that investing in any mutual fund is a leap of faith. We recognize that trust, integrity and honesty are just a few of the attributes you should expect from any financial organization. Our commitment to you is to hold true to these standards by putting your interests first at all times. We will work hard each day to provide you with quality service as well as our best long-term investment advice. We pledge to maintain the highest standards of TRUST, INTEGRITY & HONESTY in all of our dealings with you.

Sincerely,
Advance Capital I, Inc. Board of Directors
Advance Capital I, Inc. Management and Staff

DEAR SHAREHOLDERS,

YEAR IN REVIEW
Every year the capital markets are confronted with events that shape the attitudes of investors and the direction of market prices for the year.
The year 2005 proved no different and the laundry list of concerns was apparent from the start of the year. First, on the domestic front, investors were anxious about the magnitude and extent to which the Federal Reserve would continue to raise short-term interest rates. The Fed had already raised short-term interest rates from a low of 1.0 percent in mid
2004 to 2.25 percent by the end of that year. As 2005 began, policy makers sent notice to the capital markets that several more interest rate hikes were necessary to protect against anticipated higher inflation as economic growth accelerated. By June, the Fed raised short-term interest rates another 1.0 percent and continued to telegraph that more were in the cards. At the same time, crude oil prices surged from about $40 per barrel in January to a high of almost $70 per barrel in late August. In conjunction but with fewer headlines, natural gas prices more than doubled from December through September. The cause was textbook economics; strong domestic and foreign demand outpaced worldwide supplies of both oil and natural gas. This supply and demand imbalance was further compounded by hurricanes Katrina and Rita. These massive storms battered the Gulf Coast region and severely crippled the nations ability to drill for and refine petroleum products. After weeks of repair, these facilities came back online and oil prices retreated by years end. Although the combination of rising interest rates and dramatically higher energy prices dampened consumers spending habits a bit, easy credit options such as adjustable rate mortgage products and low interest loans kept spending elevated and economic growth on high ground.

CAPITAL MARKET PERFORMANCE
With this backdrop, stocks and bonds reacted accordingly. Higher energy prices, rising core inflation and an aggressive Federal Reserve kept fixed income investors on the defensive most of the year. While yields on short maturing Treasury notes rose considerably, yields on longer dated Treasury bonds declined slightly. For the year, the 2-year Treasury note declined about 4 percent in price while the 30-year Treasury bond increased about 4 percent in price. Bonds rated below investment grade known as junk bonds, had a total return of only about 2-3 percent for the year. After stellar returns over the past two years, investors concluded high yield bonds were fully valued with limited upside potential. In the equity markets, returns were generally positive with certain industries and stocks performing well above average. The energy sector surged between 30 and 50 percent amidst significantly higher gas prices and constrained supplies. Internet content provider Google and computer maker Apple Computer proved standouts in the technology sector. The explosion of Internet advertising and frenzy surrounding the iPod music player led to very strong revenue growth at each company and much higher stock prices. Across the market capitalization spectrum, mid cap stocks handily beat both small and large stocks for the year. Large growth stocks, which have lagged large value since 2000, finally posted results better than their large value counterpart. In the broader markets, the S&P 500 Index returned 4.9 percent while the Nasdaq Composite Index posted a 2.1 percent return.

Most of the Advance Capital I Funds posted results generally in-line or better than their respective benchmarks for the year. The Equity Growth Fund returned
9.94 percent as compared to the Lipper Mid Cap Growth Index which returned
9.58 percent. The Balanced Fund, with its 60-40 mix of stocks and bonds returned 4.79 percent, compared to the Lipper Balanced Index which returned 5.20 percent. The Retirement Income Fund increased 2.28 percent, compared to the Lipper BBB Index which returned 2.24 percent and the Lehman Aggregate Index which returned 2.43 percent. The Cornerstone Stock Fund returned 1.83 percent as compared to the Lipper Large Growth Index which returned 7.58 percent. The under performance in the Cornerstone Stock Fund was caused by an under weighting to the energy sector along with stellar returns in a few high growth stocks which the Fund was either under weight or did not own. The more traditional large growth stocks produced below average results for the year.

YEAR AHEAD
Looking ahead to 2006, economic growth will likely cool as consumers feel the pinch of elevated energy prices, higher interest rates and a softening housing sector. Although the unemployment rate is well below the historical average and income levels have risen during the economic expansion, consumers will likely remain a bit cautious in their spending decisions. Combined with high household debt levels and general employment uncertainty in the steel, automotive and airline industries, consumer spending is estimated to slow in the year ahead. On the other hand, after fifteen consecutive quarters of double-digit earnings growth, many businesses are flush with cash and prepared to spend it on new expansion plans, acquisitions or dividends to shareholders. At the federal level, deficit spending for the war in Iraq and federal income tax relief is expected to continue at the detriment of private investments. Also, the Treasury has reissued the 30-year Treasury bond to finance these projects which could push long-term interest rates higher in 2006. Within this economic environment, fixed income securities will likely struggle to produce more than coupon type returns in 2006. Equity securities, however, should benefit from subdued inflation, modest economic growth, shareholder friendly deals and strong corporate balance sheets. However, the streak of fifteen quarters of double-digit corporate earnings growth could be at risk as input costs continue to rise and global competition remains intense. Still, high single digit returns for equities is a strong possibility in 2006. As always, forecasting capital market returns is tricky and subject to change based on new information and dynamic economic data. Through it all, we remind clients to stay well diversified and to focus on long term investing.

At December 31, 2005, the four Advance Capital I, Inc. Funds held about $1.02 billion in total net assets. This is about 5.2 percent more than the same time last year. Intelligent investment decisions, broad diversification and control of costs remain the building blocks of our philosophy. We fully expect this approach will continue to serve our investors well over time. We thank you for your continued confidence and look forward to providing you with service and results designed to meet or exceed your long term investment objectives. If you have questions or if we may be of service, please call us. Our toll-free number is (800) 345-4783.

Sincerely,

/s/ Christopher M. Kostiz                     /s/ Robert J. Cappelli
Christopher M. Kostiz                         Robert J. Cappelli
President                                     President
Advance Capital Management, Inc.              Advance Captial I, Inc.

EQUITY GROWTH FUND
Seeks to provide investors with long-term growth of capital by investing primarily in stocks of small and medium-sized companies.

[EDGAR REFERENCE - PIE CHART FOR SUMMARY OF INVESTMENT PORTFOLIO
AS OF DECEMBER 31, 2005]

Summary investment portfolio December 31, 2005
Consumer Non-Cyclical.......... 24.8%
Consumer Cyclical.............. 17.1%
Communications................. 11.7%
Technology..................... 16.9%
Financial...................... 11.4%
Industrial.....................  8.2%
Energy.........................  7.8%
Basic Material.................  1.9%
Other Assets...................  0.2%

Top Ten Holdings*
National Semiconductor......... 0.95%
BJ Services.................... 0.94%
Microchip Technology........... 0.93%
XTO Energy..................... 0.92%
Xilinx......................... 0.89%
Moody's........................ 0.88%
Linear Technology.............. 0.87%
Northern Trust................. 0.85%
Grant Prideco.................. 0.84%
Smith International............ 0.82%
  *Percentages based on Total Net Assets


MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE

2005 RESULTS
The back drop of solid economic growth, moderately higher inflation and strong corporate profits pushed mid cap growth stocks higher during the year. For the latest twelve months ended December 31, 2005 the Equity Growth Fund returned 9.94 percent. In comparison, the Lipper Mid Cap Growth Index returned 9.58 percent and the S&P 400 Mid Cap Index returned 12.56 percent. The Fund continues to perform well relative to these benchmarks over long periods of time.

WHAT HELPED THE FUND
During the year, the Fund benefited from its exposure to Health Care Services, Energy and the Biotech sector among others. The spike in oil prices resulted from tight supplies, hurricanes and elevated demand which kept energy stocks in high demand. Several stocks contributed to return in the energy sector. The stocks with the largest monetary impact on the Fund were pharmacy benefit manager Express Scripts (+86%), Grant Prideco (+78%), Celgene (+55%),
XTO Energy (+43%) and BJ Services (+40%). Other top contributors were Crown Castle (+55%) and Moodys (+28%).

WHAT HURT THE FUND
On the down side, several diverse industries combined to detract from the Fund's overall performance. Computer and Peripherals, Thrifts, Pharmaceuticals and Media sectors were the worst performers for the year and the largest negative impact to return. Futures broker Refco (-66%) declined drastically in October as a result of management improprieties and accusations of fraud. Lexmark (-42%) suffered from intense competition in the printing business. Verisign (-25%), a software company, struggled to grow their business and JDS Uniphase (-53%) continued to suffer from a multi-year decline in telecomm hardware demand. Other stocks which negatively impacted the Fund's return were, Mercury Interactive (-49%), Martek Biosciences (-48%)and Spanish Broadcasting (-48%).

OUTLOOK
Strong underlying economic growth should gradually weaken as elevated energy prices and higher interest rates crimp consumer spending. On the other hand, businesses are flush with cash after several years of balance sheet repair and prepared to invest or acquire other companies to maintain their growth pace.
In an environment of moderate economic growth, stocks should perform adequately with the higher quality and more stable companies performing the best. The Equity Growth Fund?s diverse holdings and focus on mid cap growth stocks should perform reasonably well in this environment.

PERFORMANCE SUMMARY
$10,000 investment made 12/31/1995. Past performance should not be used to attempt to predict future performance. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

[EDGAR REFERENCE - EQUITY GROWTH, S&P 400 MID-CAP INDEX, LIPPER MID-CAP GROWTH INDEX AND CONSUMER PRICE INDEX. LINE CHART FOR 1996-2005]

DATA POINTS:
                      S & P               Consumer
Date        Equity    400       Lipper    Price Index
-------------------------------------------------------
12/31/95    10,000    10,000    10,000    10,000
6/30/96     11,188    10,921    11,439    10,181
12/31/96    11,745    11,922    11,346    10,335
6/30/97     12,558    13,472    11,719    10,418
12/31/97    13,822    15,766    12,632    10,512
6/30/98     15,376    17,126    13,991    10,565
12/30/98    16,064    18,776    14,248    10,660
6/30/99     18,345    20,066    16,554    10,778
12/31/99    24,111    21,536    24,751    10,951
6/30/00     28,160    23,469    25,816    11,172
12/31/00    25,820    25,306    20,758    11,329
6/30/01     23,524    25,553    18,171    11,546
12/31/01    21,838    25,157    16,382    11,500
6/30/02     19,233    24,351    13,536    11,662
12/31/02    22,363    21,507    11,750    11,992
6/30/03     19,801    24,176    13,569    11,897
12/31/03    23,230    29,165    15,871    11,992
6/30/04     24,886    30,940    16,709    12,283
12/31/04    26,590    33,973    18,097    12,393
6/30/05     26,471    35,281    17,931    12,618
12/31/05    29,235    38,242    19,831    12,846



           Average Annual Returns for Periods Ended December 31, 2005

                                    Past 1     Past 5     Past10     Value of
                                    Year       Years      Years      $10,000
                                  ---------    -------    -------   ---------
Equity Growth Fund                  9.94%      2.51%      11.33%     $29,235
S&P 400 Mid Cap Index              12.56%      8.59%      14.33%     $38,242
Lipper Mid Cap Growth Index         9.58%     -0.91%       7.09%     $19,831
Consumer Price Index (CPI)          3.24%      2.54%       2.54%     $12,846

BALANCED FUND
Seeks to provide captial appreciation, current income and preservation of capital by investing in a diversified portfolio of common stocks and bonds.

[EDGAR REFERENCE - PIE CHART FOR SUMMARY OF INVESTMENT PORTFOLIO AS OF DECEMBER 31, 2005.]

Summary Investment portfolio December 31, 2005
Large Value Stocks..................................... 37.6%
Mid-Cap Growth Stocks.................................. 27.1%
Investment Grade....................................... 21.0%
Gov't Agency...........................................  7.9%
Mortgage-Backed........................................  6.0%
Cash & Other...........................................  0.4%


Top Equity Holdings*
General Electric....................................... 1.42%
Altria Group........................................... 0.98%
Citigroup.............................................. 0.95%
Wells Fargo............................................ 0.88%
Microsoft.............................................. 0.86%

Top Fixed Income Holdings*
Ginnie Mae 5.50% 2035.................................. 0.66%
Ginnie Mae 5.50% 2034.................................. 0.56%
Chase Capital I 7.67% 2026............................. 0.56%
Freddie Gold 7.00% 2031................................ 0.53%
Freddie Max 5.25% 2012................................. 0.53%
   *Percentages based on Total Net Assets


MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE

2005 Results
During the past year, the economy continued to post solid growth numbers amidst a few obstacles. First, interest rates crept higher as the Federal Reserve hiked short-term interest rates 8 times in an effort to attain a more neutral interest rate policy. Although short-term interest rates rose considerably, long-term interest rates fell modestly and consumer based interest rates remained historically quite low. A dramatic rise in the price of oil was also troubling to the capital markets. Hurricanes Katrina and Rita compounded this problem and led to very high gasoline prices for consumers. In spite of these negative events, equities posted solid returns for the year with mid cap and large cap growth leading the way. For the year the Balanced Fund increased 4.79 percent while the Lipper Balanced Fund Index increased 5.20 percent. In addition the S&P 500 Index returned 4.92 percent while the Lehman Aggregate Bond index was up 2.43 percent in 2005.

What helped the Fund
Over the past year, several industry sectors contributed to the Fund's return. The main drivers were industries related to Energy Equipment & Services, Health Care, Biotechnology and Wireless Telecommunication Services. Securities which contributed the most to the Fund?s over all return were health management company Wellpoint (+37%), which benefited from their merger with Anthem at the end of 2004 and an increase in subscribers. Energy companies Schlumberger (+37.5%), XTO Energy (+48%), BJ Services (+51%) and Baker Hughes (+37.8%) rose in response to higher oil prices and tight supply levels and significantly contributed to return. Other positions contributing to the Fund's return were

National Semiconductor (+44.8) and Altria Group (+15.9%).

What hurt the Fund
At the opposite end of the spectrum, the industries most responsible for detracting from the Fund?s return were Computer & Peripherals, Thrifts & Mortgage Finance, Pharmaceuticals and Media. The mortgage company Fannie Mae (-24%) faced an SEC investigation into their accounting practices which negatively impacted their stock price. IBM (-23.3%) and Dell (-25%) each faced competitive threats and compressed operating margins. Pfizer (-15%) felt the impact of an FDA investigation into their drug Celebrex after Merck pulled Vioxx off the shelf due to heart attack risks. Other bottom performers included Bank of New York (-11.75%), Verizon Communications (-17%) and Refco (-41.5%).

Outlook ahead
The equity markets should benefit from low interest rates, solid corporate earnings and reasonable stock valuations. In addition, the economy is expected to grow at around the historical average of 3.0 percent in 2006. Risks to this assessment include higher energy prices or an unexpected spike in inflation. Still, stocks should post modest gains in 2006. On the other hand, fixed income investors are faced with the possibility of higher interest rates and low credit premiums. This reality suggests mid single-digit returns for most fixed income securities in 2006.

PERFORMANCE SUMMARY
$10,000 investment made 12/31/1995. Past performance should not be used to attempt to predict future performance. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

[EDGAR REFERENCE - BALANCED FUND, LIPPER BALANCED INDEX, COMPOSITE INDEX* AND CONSUMER PRICE INDEX. LINE CHART FOR 1996-2005]


                         Lipper     Composite  Consumer
Date         Balanced    Balanced   Index      Price Index
------------------------------------------------------------
12/31/95     10,000      10,000     10,000     10,000
6/30/96      10,495      10,431     10,551     10,181
12/31/96     11,448      11,301     11,496     10,335
6/30/97      12,610      12,561     13,047     10,418
12/31/97     13,795      13,567     14,206     10,512
6/30/98      15,012      14,856     15,935     10,565
12/30/98     15,609      15,607     17,215     10,660
6/30/99      16,373      16,567     18,383     10,778
12/31/99     16,915      17,006     19,319     10,951
6/30/00      17,581      17,302     19,578     11,172
12/31/00     18,629      17,414     19,107     11,329
6/30/01      18,377      17,122     18,650     11,546
12/31/01     18,334      16,849     18,469     11,523
6/30/02      17,695      15,830     17,292     11,673
12/31/02     17,103      15,048     16,716     11,814
6/30/03      18,892      16,383     18,181     11,933
12/31/03     20,516      18,048     19,830     12,028
6/30/04      20,970      18,455     20,254     12,307
12/31/04     22,368      19,670     21,485     12,443
6/30/05      22,503      19,768     21,596     12,631
12/31/05     23,438      20,692     22,334     12,846



              Average Annual Returns for Periods Ended December 31, 2005

                              Past 1     Past 5       Past 10     Value of
                              Year       Years        Years       $10,000
                              -------    -------      --------    ---------
Balanced Fund                 4.79%      4.70%        8.89%       $23,438
Lipper Balanced Index      	5.20%      3.51%        7.57%       $20,692
Composite Index               3.95%      3.17%        8.37%       $22,334
Consumer Price Index (CPI)    3.24%      2.54%        2.54%       $12,846


*Composite Index consists of 60% S&P 500 Index and 40% Lehman Aggregate Bond Index.

RETIREMENT INCOME FUND
Seeks to provide investors with current income and preservation of capital by investing in corporate, high-yield, mortgage-backed and agency securities.

[EDGAR REFERENCE - PIE CHART FOR SUMMARY OF INVESTMENT PORTFOLIO AS OF DECEMBER 31, 2005.]

Summary investment portfolio December 31, 2005
Corporate..................................... 42.0%
High Yield.................................... 20.0%
Gov't. Agency................................. 19.0%
Mortgage-Backed............................... 18.0%
Cash & Other..................................  1.0%

Top Corporate Bond Holdings*
Bankers Trust 7.50% 2015...................... 0.72%
Transamerica Capital 7.65% 2026............... 0.72%
Union Planters 8.20% 2026..................... 0.72%
Echostar DBS 6.63% 2014....................... 0.71%
Dresdner Bank 7.25% 2015...................... 0.70%

Top Governmental Agency Holdings*
Freddie Gold 6.50% 2032....................... 0.88%
Federal Farm Credit 5.60% 2014................ 0.88%
Federal Home Loan Bk 5.65% 2014............... 0.85%
Freddie Mac 5.63% 2015........................ 0.85%
Freddie Gold 7.00% 2031....................... 0.84%


MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE

2005 RESULTS
Fixed income securities produced lackluster results in 2005. The combination of slightly higher inflation and the Federal Reserve?s focus on raising short-term interest rates proved difficult for investors to overcome.
Although anemic, high yield bonds produced the best results, while investment grade and mortgage-backed securities produced slightly lower overall returns. For the year, the Retirement Income Fund returned 2.28 percent, compared to the Lipper BBB Index which returned 2.24 percent. The Lehman Aggregate Bond Index, which represents investment grade, mortgage-backed and U.S. Treasury securities, returned 2.43 percent in 2005.

WHAT HELPED THE FUND
During 2005 the focus was to make the Fund more defensive and better positioned for our expectations of stable to rising interest rates. The average credit quality of the Fund was increased during the year from low BBB+ on average to around A-. The Fund's overall duration was lowered during the year to reduce the volatility to interest rate changes. We implemented this strategy by reducing the allocation to corporate investment grade and high yield bonds while increasing the allocation to mortgage-backed and U.S. government agency securities. The allocation to agency securities proved a neutral impact to return while mortgage-backed was a net positive.


WHAT HURT THE FUND
The move to reduce the allocation to high yield bonds proved a slight negative as high yield bonds produced slightly above average returns during the year. On an industry level, Autos and Paper sectors proved the worst performers during the year. In the Paper and Forest products sector, Tembec, Bowater and Neenah Paper brought down the Fund's performance by about 0.21 percent. The Fund's exposure to General Motors and Ford bonds reduced performance by an estimated
0.17 percent as problems mounted for these companies including poor sales, ratings downgrades and high labor and materials costs.

OUTLOOK AHEAD
Heading into 2006 we still expect interest rates to be stable to slightly higher as core inflation likely increases while economic growth remains strong. We also expect corporate and high yield spreads to widen from their historical tight levels of the past few years and prices to fall a bit from their current levels. Therefore, we expect our strategy of maintaining a moderate duration relative to our historical average and a high quality tilt to the portfolio to remain very much the same in 2006.


PERFORMANCE SUMMARY
$10,000 investment made 12/31/1995. Past performance should not be used to attempt to predict future performance. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

[EDGAR REFERENCE - RETIREMENT INCOME FUND, LEHMAN AGGREGATE INDEX, LIPPER BBB INDEX, AND CONSUMER PRICE INDEX. LINE CHART FOR 1996-2005]


                           Lehman       Lipper BBB     Consumer
Date         Retirement    Aggregate    Index          Price Index
--------------------------------------------------------------------
12/31/95     10,000        10,000       10,000         10,000
6/30/96       9,815         9,879        9,838         10,181
12/31/96     10,452        10,364       10,424         10,335
6/30/97      10,813        10,684       10,786         10,418
12/31/97     11,729        11,363       11,496         10,512
6/30/98      12,220        11,810       11,935         10,565
12/31/98     12,456        12,352       12,183         10,660
6/30/99      12,233        12,182       12,018         10,778
12/31/99     12,166        12,250       12,046         10,951
6/30/00      12,217        12,739       12,334         11,172
12/31/00     12,968        13,674       12,991         11,329
6/30/01      13,553        14,168       13,495         11,546
12/31/01     14,000        14,828       13,964         11,500
6/30/02      14,512        15,389       14,179         11,662
12/31/02     15,232        16,347       14,967         11,791
6/30/03      16,461        16,988       16,087         11,897
12/31/03     16,717        17,017       16,425         11,992
6/30/04      16,665        17,043       16,378         12,283
12/31/04     17,851        17,756       17,330         12,393
6/30/05      18,283        18,203       17,668         12,618
12/31/05     18,259        18,187       17,719         12,911



      Average Annual Returns for Periods Ended December 31, 2005

                             Past 1    Past 5     Past 10    Value of
                             Year      Years      Years      $10,000
                             -------   -------    --------   ---------
Retirement Income Fund       2.28%     7.08%      6.22%      $18,259
Lehman Aggregate Index       2.43%     5.87%      6.17%      $18,187
Lipper BBB Index             2.24%     6.36%      5.87%      $17,719
Consumer Price Index (CPI)   3.24%     2.54%      2.54%      $12,846

CORNERSTONE STOCK FUND
Seeks to provide long-term growth of capital by investing primarily in large growth stocks.

[EDGAR REFERENCE - PIE CHART FOR SUMMARY OF INVESTMENT PORTFOLIO AS OF DECEMBER 31, 2005.]

Summary investment portfolio December 31, 2005
Consumer Non-Cyclical................................... 24.8%
Technology.............................................. 19.3%
Communications.......................................... 15.1%
Consumer Cyclical....................................... 11.8%
Financial............................................... 10.3%
Industrial..............................................  6.8%
Energy..................................................  6.1%
Other Assets............................................   .6%
Basic Materials.........................................   .4%

Top Ten Holdings*
United Health Group..................................... 2.53%
General Electric........................................ 2.18%
Microsoft............................................... 2.09%
Johnson & Johnson....................................... 1.92%
Genentech............................................... 1.86%
EBay.................................................... 1.81%
Amgen................................................... 1.79%
Procter & Gamble........................................ 1.78%
Yahoo................................................... 1.74%
Dell Computer........................................... 1.72%


MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE

2005 RESULTS
Underlying economic strength combined with mild inflation and strong consumer spending translated into above average corporate earnings in 2005. Elevated earnings helped bring overall equity market valuations in-line with historical measures. Although the equity markets remained volatile during the year, prices trended higher and growth oriented stocks benefited the most in 2005. For the year, the Cornerstone Stock Fund returned 1.83 percent while the S&P 500/Citigroup Growth Index returned 4.01 percent and the Lipper Large Cap Growth Index returned 7.58 percent

WHAT HELPED THE FUND
A few select Technology and Health Care companies along with the Oil & Gas sector produced the best results in 2005. The impact of high demand for oil and a reduction in supply along with the disruptions caused by hurricanes Katrina and Rita accounted for surge in the energy sector. In general, the Fund was under weight in the energy sector relative to the S&P 500/Citigroup Growth Index and the Lipper Large Cap Growth Index. Stocks with the highest returns in the Fund were Sandisk (+73.6%), Express Scripts (+63.5%), Apple Computer (+36.8%), United Health Care (+35.8%) and Google (+28.6%). Biotech company Genentech (+10.5) and eye care company Alcon (+7.4%) also added to return.

WHAT HURT THE FUND
Certain technology, financial services and retailers detracted from the Fund's return. Cisco Systems (-12.5%) struggled to regain its form as a top technology stock amidst a very competitive environment. Ebay (-14%) lost some luster as investors began to question their long-term strategy and growth potential. Symantec (-40%) a leading provider of anti-virus software lost ground as the integration of Veritas took longer and competition heated up. Dell (-25.5%) also lost ground in the technology sector as pricing fell faster than costs. Fifth Third Bank (-28.2%), Bed Bath & Beyond (-5.8%) and Walmart (-15.2%) were other stocks which hurt the Fund's return in 2005.

OUTLOOK
Since the stock market peaked in March 2000, large growth stocks have dramatically under performed large value stocks. In 2005, the tide began to turn a bit as large growth trumped large value. This trend is expected to continue into 2006 as modest economic growth and shareholder friendly moves to maintain earnings growth should benefit large growth companies. Although the Cornerstone Stock Fund underperformed the Index during the past year, the current holdings and allocation should perform well when the more traditional large growth stocks return to favor among investors. There is already evidence that large growth has gained favor recently among investors.


PERFORMANCE SUMMARY
$10,000 investment made 12/17/1998. Past performance should not be used to attempt to predict future performance. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.


[EDGAR REFERENCE - CORNERSTONE STOCK FUND, LIPPER LARGE GROWTH INDEX, S&P 500/CITIGROUP GROWTH AND CONSUMER PRICE INDEX. LINE CHART SINCE INCEPTION IN 1998-2005.]

                                          S&P 500/
                          Lipper Lrg      Citigroup    Consumer Price
Date       Cornerstone    Growth Index    Growth       Index
-----------------------------------------------------------------------
12/17/98   10,000         10,000          10,000       10,000
12/31/98   10,464         10,757          10,522       10,020
6/30/99    11,825         12,046          11,632       10,131
12/31/99   13,563         14,503          13,389       10,294
6/30/00    13,604         14,537          13,697       10,501
12/31/00   10,746         11,649          10,375       10,649
6/30/01     9,472          9,690           9,197       10,853
12/31/01    8,734          8,868           8,973       10,809
6/30/02     6,818          7,276           7,415       10,961
12/31/02    6,236          6,375           6,773       11,083
6/30/03     6,871          7,125           7,480       11,182
12/31/03    7,946          8,094           8,389       11,272
6/30/04     8,058          8,270           8,562       11,545
12/31/04    8,359          8,697           8,783       11,649
6/30/05     8,073          8,586           8,567       11,860
12/31/05    8,511          9,356           9,002       12,136


Average Annual Returns for Periods Ended December 31, 2005

                              Past 1     Past 5     Life of     Value of
                              Year       Years      Fund        $10,000
                             --------    --------   --------    ---------
Cornerstone Stock Fund        1.83%      -4.56%     -2.27%      $8,511
Lipper Large Growth Index     7.58%      -4.29%     -0.94%      $9,356
S&P 500/Citigroup Growth      4.01%      -1.54%     -1.48%      $9,002
Consumer Price Index (CPI)    3.24%       2.54%      2.54%      $12,026

*Since inception - 12/17/98

ADVANCE CAPITAL I, INC.
FINANCIAL HIGHLIGHTS
----------------------------------------------
For a Share Outstanding Throughout Each Period


                                                EQUITY GROWTH FUND
                                                ----------------------------------
                                                Years ended December 31
                                                ----------------------------------
                                                2005       2004       2003      2002       2001
                                                -------    -------    -------   -------    -------
Selected Per-Share Data
     Net asset value, beginning of year ....... $24.61     $24.41     $17.87    $22.95      $27.13
                                                -------    -------    -------   -------   --------

Loss from investment operations*
     Net investment loss ......................  (0.10)     (0.14)     (0.13)    (0.14       (0.16)

     Net realized and unrealized gain (loss)
       on investments .........................   2.56       3.67       6.67     (4.94)      (4.02)
                                                --------    -------    -------   -------   --------
Total from investment operations                  2.46       3.53       6.54     (5.08)      (4.18)
                                                --------    -------    -------   -------   --------
Less distributions
  Net realized gain on investments ............  (1.65)     (3.33)      0.00      0.00        0.00
                                                --------    -------    -------   -------   --------
Total distributions ...........................  (1.65)     (3.33)      0.00      0.00        0.00
                                                --------    -------    -------   -------   --------
Net asset value, end of year .................. $25.42     $24.61     $24.41    $17.87      $22.95
                                                ========   ========   ========  ========   ========

Total Return                                      9.94%     14.45%     36.60%   (22.14%)    (15.41%)


Ratios and Supplemental Data
Net assets, end of year (in thousands)......... $196,254    $174,704   $145,482   $99,120    $126,970
     Ratio of expenses to average net assets...     1.00%       1.00%      1.01%     1.01%       1.00%
     Ratio of net investment loss
       to average net assets...................    (0.39%)     (0.54%)    (0.63%)   (0.68%)     (0.69%)
Portfolio turnover rate........................    29.60%      43.60%     11.35%    12.03%       9.43%


*   Per share amounts presented are based on average shares outstanding

See Notes To Financial Statements

ADVANCE CAPITAL I, INC.
FINANCIAL HIGHLIGHTS - Continued
----------------------------------------------
For a Share Outstanding Throughout Each Period


                                                  BALANCED FUND
                                                  ------------------------------------------------
                                                  Years ended December 31
                                                  ------------------------------------------------
                                                  2005      2004      2003      2002      2001
                                                  --------  --------  --------  --------  --------
Selected Per-Share Data
     Net asset value, beginning of year .......     $17.96    $18.45    $15.77    $17.38    $18.19
                                                  --------  --------  --------  --------  --------
Income from investment operations*
     Net investment income ....................       0.37      0.44      0.42      0.45      0.52

Net realized and unrealized gain (loss)
     on investments ...........................       0.47      1.20      2.68     (1.61)    (0.81)
                                                  --------  --------  --------  ---------  --------
Total from investment operations ..............       0.84      1.64      3.10     (1.16)    (0.29)

Less distributions
     Net investment income ....................      (0.37)    (0.44)    (0.42)    (0.45)    (0.52)

Net realized gain on investments ..............      (0.51)    (1.69)     0.00      0.00      0.00

Total distributions ...........................      (0.88)    (2.13)    (0.42)    (0.45)    (0.52)
                                                   --------  -------- --------- ---------  ---------
Net asset value, end of year ..................     $17.92    $17.96    $18.45    $15.77    $17.38
                                                   ========  ======== ========= =========  =========

Total Return ..................................       4.79%     9.05%    19.96%    (6.72%)   (1.58%)

Ratios and Supplemental Data
   Net assets, end of year (in thousands) .....   $377,837  $345,349  $297,707  $223,769  $232,991
   Ratio of expenses to average net assets ....       0.93%     0.94%     0.97%     0.98%     0.98%
   Ratio of net investment income to average
     net assets ...............................       2.08%     2.35%     2.47%     2.77%     2.97%
Portfolio turnover rate .......................      30.22%    39.49%    14.38%    14.57%    12.23%



*  Per share amounts presented are based on average shares outstanding

See Notes To Financial Statements

ADVANCE CAPITAL I, INC.
FINANCIAL HIGHLIGHTS - Continued
---------------------------------------------------
For a Share Outstanding Throughout Each Period


                                                RETIREMENT INCOME FUND
                                                ----------------------------------------------------------
                                                Years ended December 31
                                                ----------------------------------------------------------
                                                2005        2004        2003        2002        2001
                                                ----------  ----------  ----------  ----------  ----------
Selected Per-Share Data
  Net asset value, beginning of year ......        $10.16      $10.06       $9.73       $9.56       $9.50
                                                ----------  ----------  ----------  ----------  ----------
Income from investment operations*
  Net investment income ...................          0.53        0.56        0.59        0.64        0.68

  Net realized and unrealized gain (loss)
    on investments ........................         (0.30)       0.10        0.34        0.17        0.06
                                                ----------  ----------  ----------  ----------  ----------

  Total from investment operations ........          0.23        0.66        0.93        0.81        0.74
                                                ----------  ----------  ----------  ----------  ----------
Less distributions
   Net investment income ..................         (0.54)      (0.56)      (0.60)      (0.64)      (0.68)
                                                ----------  ----------  ----------  ----------  ----------

Total distributions .......................         (0.54)      (0.56)      (0.60)      (0.64)      (0.68)
                                                ----------  ----------  ----------  ----------  ----------

Net asset value, end of year ..............         $9.85      $10.16      $10.06       $9.73       $9.56
                                                ==========  ==========  ==========  ==========  ==========

Total Return ..............................          2.28%       6.78%       9.75%       8.80%       7.95%

Ratios and Supplemental Data
   Net assets, end of year (in thousands) .      $408,458    $401,610    $201,915    $199,851    $200,346
   Ratio of expenses to average net assets .         0.74%       0.76%       0.80%       0.80%       0.80%
   Ratio of net investment income to average
     net assets ............................         5.34%       5.58%       5.99%       6.70%       7.06%
   Portfolio turnover rate .................        55.83%      36.99%      38.02%      22.83%      30.76%



* Per share amounts presented are based on average shares outstanding See Notes To Financial Statements

ADVANCE CAPITAL I, INC.
FINANCIAL HIGHLIGHTS - Continued
-----------------------------------------------------------------------

For a Share Outstanding Throughout Each Period


                                               CORNERSTONE STOCK FUND
                                               ----------------------------------------------------------
                                               Years Ended December 31
                                               ----------------------------------------------------------
                                               2005        2004        2003        2002        2001
                                               ----------  ----------  ----------  ----------  ----------
Selected Per-Share Data
   Net asset value, beginning of year ........     $8.19       $7.84       $6.18       $8.70      $10.72
                                               ----------  ----------  ----------  ----------  ----------

Income from investment operations*
   Net investment income .....................      0.02        0.05        0.04        0.03        0.01

   Net realized and unrealized gain (loss)
     on investments ..........................      0.13        0.35        1.66       (2.52)      (2.02)
                                                ----------  ----------  ----------  ----------  ----------

   Total from investment operations ..........      0.15        0.40        1.70       (2.49)      (2.01)

Less distributions
   Net investment income .....................     (0.02)      (0.05)      (0.04)      (0.03)      (0.01)
                                                ----------  ----------  ----------  ----------  ----------

Total distributions ..........................     (0.02)      (0.05)      (0.04)      (0.03)      (0.01)
                                                ----------  ----------  ----------  ----------  ----------

Net asset value, end of year .................     $8.32       $8.19       $7.84       $6.18       $8.70
                                                ==========  ==========  ==========  ==========  ==========

Total Return .................................      1.83%       5.19%      27.44%     (28.63%)    (18.72%)


Ratios and Supplemental Data
   Net assets, end of year (in thousands) ....    $42,211    $50,093     $53,067     $40,803     $62,266
   Ratio of expenses to average net assets ...       0.75%      0.73%       0.73%       0.72%       0.72%
   Ratio of net investment income to average
     net assets ..............................       0.22%      0.68%       0.52%       0.39%       0.16%
   Portfolio turnover rate ...................      79.39%     30.66%      11.63%      19.78%       4.01%



*  Per share amounts presented are based on average shares outstanding

See Notes To Financial Statements

ADVANCE CAPITAL I, INC. - EQUITY GROWTH FUND
PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2005
--------------------------------------------



Common Stock                           Shares     Value           Common Stock                         Shares       Value
-------------------------------------  ---------  ------------   ------------------------------------  ----------   ------------
BASIC MATERIALS - 1.9%                                           COMMUNICATIONS - 11.7% (Cont'd)
  Ecolab, Inc.                           15,000   $    543,901    Univision Communications*                25,700   $    755,323
  Engelhard Corp.                         9,000        271,170    VeriSign, Inc.*                          44,100        965,790
  Monsanto Co.                           14,100      1,093,173    Washington Post Co.                         500        382,500
  Praxair, Inc.                          10,000        529,600    Websense, Inc.*                           8,500        557,940
  Sigma-Aldrich Corp.                     6,500        411,385    Westwood One, Inc.                       13,500        220,185
  Symyx Technologies*                    11,000        300,190    WPP Group PLC - ADR                      13,485        728,190
  Valspar Corp.                          24,800        611,816
                                                                 CONSUMER, CYCLICAL - 17.1%
COMMUNICATIONS - 11.7%                                            Bed Bath & Beyond, Inc.*                 25,200        910,980
  Amazon.Com, Inc.*                      19,400        914,710    Boyd Gaming Corp.                        31,100      1,481,915
  American Tower Corp.*                  59,400      1,609,740    Brunswick Corp.                           6,500        264,420
  Check Point Software Tech.*            18,200        365,092    CDW Corp.                                15,400        886,732
  Citadel Broadcasting Corp.             19,000        255,360    Centex Corp.                              5,100        364,242
  Clear Channel Outdoor*                 25,000        501,250    Cheesecake Factory                        8,700        325,293
  Cox Radio, Inc.*                       27,000        380,160    Choice Hotels Int'l                      36,200      1,511,712
  Crown Castle Int'l *                   58,500      1,574,235    Cintas Corp.                             21,000        863,730
  Cumulus Media, Inc.* ^                 20,598        255,621    Coach, Inc.*                             23,100        770,154
  Digital River, Inc.*                   18,700        556,138    Dollar General Corp.                     48,426        923,484
  Entercom Communications*               11,900        353,073    DreamWorks Animation*                     9,800        240,688
  EW Scripps Co.                         10,000        480,200    Fairmont Hotels & Resorts                37,100      1,573,411
  F5 Networks, Inc.*                      8,500        486,115    Family Dollar Stores, Inc.               28,900        716,431
  Getty Images, Inc.*                    16,700      1,490,809    Fred's, Inc.                             18,000        292,860
  Harte-Hanks, Inc.                      18,950        500,091    Harley-Davidson, Inc.                    13,400        689,966
  Internet Security Systems*             20,000        419,000    Harman International                     10,200        998,070
  Juniper Networks, Inc.*                42,000        936,600    Harrah's Entertainment, Inc.             13,100        933,899
  Lamar Advertising Co.*                 26,900      1,240,897    Hilton Hotels Corp.                      20,200        487,022
  McAfee, Inc.*                          26,300        711,678    HNI Corp.                                 9,500        521,645
  McGraw-Hill Cos Inc.                   10,000        516,300    International Game Tech.                 28,000        861,840
  Meredith Corp.                         11,100        580,752    KB Home                                   5,000        363,300
  NeuStar, Inc.*                          9,000        274,050    Las Vegas Sands Corp.*                    8,000        315,760
  New York Times Co.                     14,500        383,525    Lennar Corp.                              5,400        329,508
  NII Holdings, Inc.*                    25,000      1,092,000    Marriott International, Inc.             21,900      1,466,643
  Omnicom Group, Inc.                    13,700      1,166,281    Mattel, Inc.                             24,625        389,568
  Radio One, Inc. - Class A*             14,225        146,091    Men's Wearhouse, Inc.*                   13,838        407,376
  Radio One, Inc. - Class D*             16,000        165,600    Michaels Stores, Inc.                    10,000        353,700
  Regent Comm., Inc.*                    47,500        220,400    O'Reilly Automotive, Inc.*               29,200        934,692
  Rogers Communications, Inc.            23,600        997,336    Outback Steakhouse, Inc.                  8,000        332,800
  Salem Comm. Corp.*                     22,700        397,023    Petsmart, Inc.                           25,000        641,500
  Sina Corp.*                             9,400        227,104    Pulte Homes, Inc.                         8,400        330,624
  Spanish Broadcasting Sys.*             49,000        250,390    Ross Stores, Inc.                        27,000        780,300




See Notes To Financial Statements

ADVANCE CAPITAL I, INC. - EQUITY GROWTH FUND
PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2005
--------------------------------------------



Common Stock                           Shares     Value           Common Stock                         Shares       Value
-------------------------------------  ---------  ------------   ------------------------------------  ----------   ------------
CONSUMER, CYCLICAL - 17.1% (Cont'd)                              CONSUMER, NON-CYCLICAL - 24.8% (Cont'd)
  Royal Caribbean Cruises                24,500   $  1,103,970    Education Mgmt Corp.*                    23,200   $    777,432
  Shuffle Master, Inc.*                  37,000        930,180    Edwards Lifesciences Corp.*               8,000        332,960
  Skywest, Inc.                          25,000        671,500    Equifax, Inc.                            17,700        672,954
  Southwest Airlines Co.                 45,000        739,350    Express Scripts, Inc.*                   13,600      1,139,680
  Staples, Inc.                          31,200        708,552    Gen-Probe, Inc.*                          6,000        292,740
  Station Casinos, Inc.                  23,000      1,559,400    Genzyme Corp.*                            6,500        460,070
  Thor Industries, Inc.                   9,500        380,475    H&R Block, Inc.                          14,400        353,088
  Tiffany & Co.                          31,200      1,195,584    Health Management Assoc.                 19,500        428,220
  TJX Cos., Inc.                         47,300      1,098,779    Henry Schein, Inc.*                      14,000        610,960
  Toll Brothers, Inc.*                    7,800        270,192    Hershey Co.                               7,800        430,950
  Williams-Sonoma, Inc.*                 21,200        914,780    Human Genome Sciences*                   28,800        246,528
  Winnebago Industries                   12,600        418,698    Humana, Inc.*                            21,500      1,168,095
  WMS Industries, Inc.*                  13,000        326,170    Inamed Corp.* ^                           3,000        263,040
  Wynn Resorts Ltd*                      16,800        921,480    Integra LifeSciences*                    13,000        460,980
                                                                  Invitrogen Corp.*                         7,100        473,144
CONSUMER, NON-CYCLICAL - 24.8%                                    Iron Mountain, Inc.*                     23,000        971,060
  Allergan, Inc.                          7,000        755,720    ITT Educational Serv., Inc.*             11,000        649,330
  American Medical Systems*              27,800        495,674    Kyphon, Inc.*                            12,000        489,960
  Amylin Phrmctcls, Inc.*                15,000        598,800    Laboratory Corp of Am.*                  18,100        974,685
  Apollo Group, Inc.*                    10,029        606,353    LECG Corp.*                              16,300        283,294
  Aramark Corp.                          14,500        402,665    Lincare Holdings, Inc.*                  17,700        741,807
  Arthrocare Corp.*                      11,500        484,610    Manor Care, Inc.                         10,000        397,700
  Atherogenics, Inc.*  ^                 16,000        320,160    Manpower, Inc.                           12,000        557,400
  Avery Dennison Corp.                    7,800        431,652    Martek Biosciences Corp.* ^              11,600        285,360
  Avon Products, Inc.                    10,000        285,500    McCormick & Co., Inc.                    15,500        479,260
  Bausch & Lomb, Inc.                     7,200        488,880    Medco Hlth Solutions, Inc.*              18,000      1,004,400
  Becton Dickinson & Co.                  9,500        570,760    Medimmune, Inc.*                         27,700        970,054
  Biomet, Inc.                           27,375      1,001,104    Millennium Phrmctcls*                    37,100        359,870
  Career Education Corp.*                10,800        364,176    Millipore Corp.*                          7,800        514,722
  Celgene Corp.*                         18,400      1,192,320    Monster Worldwide, Inc.*                 36,600      1,494,012
  Cephalon, Inc.* ^                       6,500        420,810    Moody's Corp.                            28,000      1,719,760
  Charles River Laboratories *           10,000        423,700    Nektar Therapeutics*                     12,200        200,812
  ChoicePoint, Inc.*                     16,500        734,415    Neurocrine Biosciences, Inc.*             9,200        577,116
  Cooper Cos., Inc.                       6,000        307,800    Omnicare, Inc.                            8,000        457,760
  Corporate Executive Board               8,000        717,600    OSI Pharmaceuticals, Inc.* ^              9,500        266,380
  Coventry Health Care, Inc.*            26,550      1,512,288    Patterson Cos., Inc.*                    12,400        414,160
  CR Bard, Inc.                          16,700      1,100,864    Paychex, Inc.                            35,687      1,360,388
  DaVita, Inc.*                          14,500        734,280    Protein Design Labs., Inc.*              11,400        323,988
  deCODE genetics, Inc.*                 29,500        243,670    Qiagen NV*                               32,200        378,350
  Delta & Pine Land Co.                  11,300        260,013    Quest Diagnostics, Inc.                  23,622      1,214,643
  Dentsply Int'l, Inc.                    8,500        456,365    Resmed, Inc.*                            12,000        459,000
  DeVry, Inc.*                           13,700        274,000    Respironics, Inc.*                       13,400        496,738


See Notes To Financial Statements

ADVANCE CAPITAL I, INC. - EQUITY GROWTH FUND
PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2005
--------------------------------------------



Common Stock                           Shares     Value           Common Stock                         Shares       Value
-------------------------------------  ---------  ------------   ------------------------------------  ----------   ------------
CONSUMER, NON-CYCLICAL - 24.8% (Cont'd)                          FINANCIAL - 11.4% (Cont'd)
  Robert Half Int'l, Inc.                27,000   $  1,022,490    Investors Financial Svcs                 19,500   $    718,185
  Sepracor, Inc.* ^                      19,000        980,400    Janus Capital Group, Inc.*               16,000        298,080
  Smith & Nephew PLC - ADR                6,500        301,275    Lazard Ltd                               25,100        800,690
  St Jude Medical, Inc.*                 11,000        552,200    Legg Mason, Inc.                         10,900      1,303,640
  Sybron Dental Specialties*              9,000        358,200    Markel Corp.*                             1,500        475,575
  Techne Corp.* ^                        10,700        600,056    Marsh & McLennan Cos.                    16,000        508,160
  Tootsie Roll Ind., Inc.                 7,754        223,625    MBIA, Inc.                                6,500        390,975
  Universal Technical Inst.*              6,500        201,110    Mellon Financial Corp.                   27,500        942,150
  Varian Medical Sys, Inc.*              19,200        967,104    North Fork Bancorporation                12,750        348,840
  Vertex Phrmctcls, Inc.*                28,270        782,231    Northern Trust Corp.                     32,200      1,668,604
  WellPoint, Inc.*                        7,475        596,433    Nuveen Investments, Inc.                 20,400        869,652
  WM Wrigley Jr Co.                       6,800        452,132    RenaissanceRe Hldg Ltd                    6,500        286,455
  Zimmer Holdings, Inc.*                  5,200        350,688    State Street Corp.                       28,600      1,585,584
                                                                  SVB Financial Group*                      8,300        388,772
ENERGY - 7.8%                                                     Synovus Financial Corp.                  50,200      1,353,894
  Baker Hughes, Inc.                     18,300      1,112,274    UCBH Holdings, Inc.                      19,000        339,720
  Bill Barrett Corp.*                    24,300        933,120    Willis Group Hldg Ltd                    13,500        498,690
  BJ Services Co.                        50,400      1,848,168
  Cooper Cameron Corp.*                  38,800      1,606,320   INDUSTRIAL - 8.2%
  Grant Prideco, Inc.*                   37,500      1,654,500    Ametek, Inc.                             18,200        774,228
  Murphy Oil Corp.                       29,000      1,565,130    CH Robinson Worldwide, Inc.*             27,000        999,810
  Smith International, Inc.              43,600      1,617,996    Cogent, Inc.*                            20,800        471,744
  Weatherford Int'l Ltd.*                43,070      1,557,411    Cymer, Inc.*                              6,500        230,815
  Williams Cos., Inc. ^                  65,000      1,506,050    Danaher Corp.                             6,200        345,836
  XTO Energy, Inc.                       41,300      1,811,831    Dolby Laboratories, Inc.*                11,400        194,370
                                                                  Empresa Brasileira - ADR                 22,500        879,750
FINANCIAL - 11.4%                                                 Expeditors Int'l Washington              15,300      1,032,903
  AMBAC Financial Grp, Inc.               5,450        419,977    Flir Systems, Inc.*                      14,200        317,086
  Ameritrade Hldg Corp.*                 46,800      1,123,200    Gentex Corp.                             15,000        292,500
  Arch Capital Grp Ltd.*                  6,600        361,350    IDEX Corp.                               11,750        482,338
  Arthur J Gallagher & Co.                8,500        262,225    II-VI, Inc.*                             19,300        344,891
  Axis Capital Hldg Ltd.                 12,000        376,800    ITT Industries, Inc.                      5,000        514,100
  BlackRock, Inc.                        11,500      1,245,335    Jabil Circuit, Inc.*                     30,700      1,138,663
  Boston Private Financial               15,500        471,510    Landstar System, Inc.                    16,200        676,188
  Brown & Brown, Inc.                    19,000        579,310    National Instruments Corp.               15,250        488,763
  Charles Schwab Corp.*                  69,500      1,019,565    Pall Corp.                               15,000        402,900
  City National Corp.                     4,500        325,755    Precision Castparts Corp.                17,000        880,600
  E*Trade Financial Corp.*               56,400      1,176,504    Rockwell Collins, Inc.                   25,400      1,181,354
  East West Bancorp, Inc.                 9,000        328,410    Roper Industries, Inc.                   17,200        679,572
  Eaton Vance Corp.                      37,800      1,031,940    Sealed Air Corp.*                         9,000        505,080
  Federated Investors, Inc.              16,500        609,510    Stericycle, Inc.*                         9,200        541,696
  First Horizon Nat'l Corp.               5,000        192,200    Symbol Technologies, Inc.                33,664        431,572


See Notes To Financial Statements

ADVANCE CAPITAL I, INC. - EQUITY GROWTH FUND
PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2005
--------------------------------------------


                                                                  Common Stock, Cas Collateral and     Shares /
Common Stock                           Shares     Value           Repurchase Agreement                 Principal    Value
-------------------------------------  ---------  ------------   ------------------------------------  ----------   ------------
INDUSTRIAL - 8.2% (Continued)                                    TECHNOLOGY - 16.9% (Continued)
  UTI Worldwide, Inc.                    10,400   $    965,536    Microchip Technology, Inc.               56,657   $  1,821,523
  Waters Corp.*                          19,200        725,760    MoneyGram International, Inc.            49,000      1,277,920
  Zebra Technologies Corp.*              13,000        557,050    National Semiconductor                   71,800      1,865,364
                                                                  NAVTEQ Corp.*                            31,800      1,397,292
TECHNOLOGY - 16.9%                                                QLogic Corp.*                            10,000        325,100
  Activision, Inc.*                      35,554        488,512    Red Hat, Inc.*                           28,200        768,732
  Affiliated Computer Ser., Inc.*         9,000        532,620    Salesforce.com, Inc.*                    10,300        330,115
  Altera Corp.*                          82,900      1,536,137    SEI Investments Co.                      11,700        432,900
  Analog Devices, Inc.                   38,600      1,383,810    Semtech Corp.*                           15,000        273,900
  Avid Technology, Inc.*                  4,200        229,992    Silicon Laboratories, Inc.*              21,300        780,858
  Broadcom Corp.*                        17,200        810,980    Synopsys, Inc.*                          18,600        373,116
  Cadence Design Systems*                27,000        456,840    THQ, Inc.*                               19,750        471,038
  Certegy, Inc.                          15,000        607,650    Xilinx, Inc.                             69,400      1,749,574
  Citrix Systems, Inc.*                  25,000        718,250                                                      -------------
  Cognizant Tech. Solutions*             22,556      1,133,890   TOTAL COMMON STOCK - 99.8%
  Cognos, Inc.*                          17,000        590,070    (Cost $142,934,931)                                195,847,333
  DST Systems, Inc.*                      8,200        491,262
  Dun & Bradstreet Corp.*                 8,500        569,075   INVESTMENT OF CASH COLLATERAL - 2.5%
  Electronic Arts, Inc.*                  9,000        470,790    CSFB Enhanced Liquidity Fund          4,940,425      4,940,425
  Factset Research Systems               16,500        679,140
  Fair Isaac Corp.                       12,150        535,815   REPURCHASE AGREEMENT - 0.7%
  Filenet Corp.*                          7,500        193,875    Fifth Third Bank, 3.45%, 1/3/06,
  Fiserv, Inc.*                          14,500        627,415    dated 12/30/05, with maturity value of
  Global Payments, Inc.                  13,000        605,930    $1,339,600 (Collateralized by $1,455,000
  Hyperion Solutions Corp.*               9,000        322,380    Freddie Mac obligation, 4.00%
  Intersil Corp.                         23,200        577,216     6/12/13, market value $1,380,158)  $ 1,339,087      1,339,087
  Intuit, Inc.*                          21,600      1,151,280                                                      -------------
  Jack Henry & Associates                20,000        381,800   TOTAL INVESTMENTS IN SECURITIES - 103.0%
  Kla-Tencor Corp.                       10,600        522,898    (Cost $149,214,443)                                202,126,845
  Lam Research Corp.*                    16,000        570,880
  Lexmark International, Inc.*            8,300        372,089   OTHER ASSETS LESS LIABILITIES - (3.0%)               (5,873,192)
  Linear Technology Corp.                47,600      1,716,932                                                      -------------
  Marvell Technology Group*              20,700      1,161,063   TOTAL NET ASSETS - 100.0%                          $196,253,653
  Maxim Integrated Products              44,300      1,605,432                                                      =============
  Mercury Interactive Corp.*             11,500        319,585




* Securities are non-income producing
^ A portion of these securities are on loan. At December 31, 2005, the total market value of the fund's securities on loan is $4,829,290 and the total market value of the collateral held by fund is $4,940,425.
ADR - American Depository Receipt

See Notes To Financial Statements

ADVANCE CAPITAL I, INC. - BALANCED FUND
PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2005
---------------------------------------

<CAPTION


Common Stock                       Shares    Value        Common Stock                        Shares     Value
---------------------------------- -------  -----------   ----------------------------------- --------  ------------
BASIC MATERIALS - 1.8%                                    COMMUNICATIONS - 7.3% (Cont'd)
  Alcoa, Inc.                       38,500  $ 1,138,445     New York Times Co.                   6,400  $    169,280
  BHP Billiton Ltd. - ADR           19,400      648,348     News Corp. ^                        28,900       479,740
  Ecolab, Inc.                       6,100      221,186     NII Holdings, Inc.*                 10,700       467,376
  Engelhard Corp.                   17,000      512,210     Nokia - ADR                         64,800     1,185,840
  International Paper Co.           14,700      494,067     Omnicom Group, Inc.                 19,700     1,677,061
  Monsanto Co.                       5,900      457,427     Radio One, Inc. - Class D*          12,600       130,410
  Newmont Mining Corp.               8,700      464,580     Regent Comm., Inc.*                 20,500        95,120
  Praxair, Inc.                     15,700      831,472     Rogers Communications, Inc.         10,500       443,730
  Rio Tinto PLC - ADR                3,800      694,602     Salem Comm. Corp.*                   8,800       153,912
  Rohm & Haas Co.                   10,000      483,800     Sina Corp.*                          4,200       101,472
  Sigma-Aldrich Corp.                2,000      126,580     Spanish Broadcasting Sys.*          16,700        85,337
  Symyx Technologies*                3,800      103,702     TELUS Corp.                         52,000     2,093,520
  Valspar Corp.                     29,200      720,364     Time Warner, Inc.                   63,400     1,105,696
                                                            Univision Communications*           10,700       314,473
COMMUNICATIONS - 7.3%                                       VeriSign, Inc.*                     15,700       343,830
  Alltel Corp.                      10,086      636,427     Verizon Communications, Inc.        25,700       771,771
  Amazon.Com, Inc.*                  8,000      377,200     Viacom, Inc.*                       29,794       975,158
  American Tower Corp.*             24,100      653,110     Vodafone Group PLC - ADR            23,400       503,100
  AT&T, Inc.                        38,496      942,382     Walt Disney Co.                     33,400       800,598
  BellSouth Corp.                   29,600      801,272     Washington Post Co.                    800       612,000
  Check Point Software Tech.*        8,100      162,486     Websense, Inc.*                      2,400       157,536
  Cisco Systems, Inc.*             133,400    2,283,808     Westwood One, Inc.                   5,700        92,967
  Citadel Broadcasting Corp.         6,300       84,672     WPP Group PLC - ADR                 22,589     1,219,806
  Clear Channel Comm., Inc.         22,368      703,474
  Clear Channel Outdoor*            13,500      270,675   CONSUMER, CYCLICAL - 7.4%
  Cox Radio, Inc.*                  13,400      188,672     Bed Bath & Beyond, Inc.*             9,800       354,270
  Crown Castle Int'l *              23,500      632,385     Boyd Gaming Corp.                   12,900       614,685
  Cumulus Media, Inc.*               7,033       87,280     Brunswick Corp.                      3,000       122,040
  Digital River, Inc.*               7,800      231,972     CDW Corp.                            4,600       264,868
  Entercom Communications*           5,000      148,350     Centex Corp.                        10,600       757,052
  EW Scripps Co.                     4,000      192,080     Cheesecake Factory                   3,600       134,604
  F5 Networks, Inc.*                 3,800      217,322     Choice Hotels Int'l                 14,600       609,696
  Gannett Co., Inc.                 10,300      624,180     Cintas Corp.                         9,800       403,074
  Getty Images, Inc.*                7,500      669,525     Coach, Inc.*                         8,200       273,388
  Harte-Hanks, Inc.                  7,900      208,481     Dollar General Corp.                19,757       376,766
  Internet Security Sys*             6,400      134,080     DreamWorks Animation*                4,100       100,696
  Juniper Networks, Inc.*           20,800      463,840     Fairmont Hotels & Resorts           15,400       653,114
  Lamar Advertising Co.*             9,500      438,235     Family Dollar Stores, Inc.          42,100     1,043,659
  McAfee, Inc.*                     12,400      335,544     Fred's, Inc.                         6,600       107,382
  McGraw-Hill Cos Inc.              27,400    1,414,662     Harley-Davidson, Inc. ^             20,700     1,065,843
  Meredith Corp.                    13,400      701,088     Harman International                 3,600       352,260
  NeuStar, Inc.*                     3,900      118,755     Harrah's Entertainment, Inc.        19,600     1,397,284




See Notes To Financial Statements

ADVANCE CAPITAL I, INC. - BALANCED FUND
PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2005
---------------------------------------



Common Stock                       Shares    Value        Common Stock                        Shares     Value
---------------------------------- -------  -----------   ----------------------------------- --------  ------------
CONSUMER, CYCLICAL - 7.4% (Cont'd)                        CONSUMER, NON-CYCLICAL - 13.3% (Cont'd)
  Hilton Hotels Corp.                9,400  $   226,634     Apollo Group, Inc.*                  4,445  $    268,745
  HNI Corp.                          4,500      247,095     Aramark Corp.                        6,300       174,951
  Home Depot, Inc.                  41,000    1,658,040     Arthrocare Corp.*                    4,800       202,272
  International Game Tech.          27,400      843,372     AstraZeneca PLC - ADR               11,200       544,880
  KB Home                            2,200      159,852     Atherogenics, Inc.*                  5,000       100,050
  Las Vegas Sands Corp.*             3,500      138,145     Avery Dennison Corp.                10,300       570,002
  Lennar Corp.                      11,100      677,322     Avon Products, Inc.                 26,200       748,010
  Marriott Int'l, Inc.              23,800    1,593,886     Bausch & Lomb, Inc.                  9,900       672,210
  Mattel, Inc.                       9,325      147,522     Baxter Int'l, Inc.                  18,500       696,525
  McDonald's Corp.                  24,200      816,024     Becton Dickinson & Co.               4,000       240,320
  Men's Wearhouse, Inc.*             6,375      187,680     Biomet, Inc.                        11,950       437,012
  Michaels Stores, Inc.              4,000      141,480     Bristol-Myers Squibb Co.            22,800       523,716
  Nike, Inc.                         3,000      260,370     Cardinal Health, Inc.                6,000       412,500
  O'Reilly Automotive, Inc.*        11,800      377,718     Career Education Corp.*              4,500       151,740
  Outback Steakhouse, Inc.          13,900      578,240     CCE Spinco, Inc.*                    2,796        36,628
  Petsmart, Inc.                     8,500      218,110     Celgene Corp.*                       7,600       492,480
  Pulte Homes, Inc.                  3,000      118,080     Cephalon, Inc.* ^                    2,700       174,798
  Ross Stores, Inc.                 11,700      338,130     Charles River Laboratories *         4,200       177,954
  Royal Caribbean Cruises            8,900      401,034     ChoicePoint, Inc.*                   6,166       274,449
  Shuffle Master, Inc.*             13,550      340,647     Coca-Cola Co.                       32,800     1,322,168
  Skywest, Inc.                     29,700      797,742     Colgate-Palmolive Co.               30,300     1,661,955
  Southwest Airlines Co.            69,500    1,141,885     Cooper Cos., Inc.                    3,300       169,290
  Staples, Inc.                     11,400      258,894     Corporate Executive Board            3,400       304,980
  Station Casinos, Inc.              9,400      637,320     Coventry Health Care, Inc.*         11,550       657,888
  Thor Industries, Inc.              6,700      268,335     CR Bard, Inc.                        6,700       441,664
  Tiffany & Co.                     11,400      436,848     DaVita, Inc.*                        6,150       311,436
  TJX Cos., Inc.                    50,800    1,180,084     deCODE genetics, Inc.*              14,300       118,118
  Toll Brothers, Inc.*               3,400      117,776     Delta & Pine Land Co.                4,700       108,147
  Wal-Mart Stores, Inc.             68,300    3,196,440     Dentsply Int'l, Inc.                 4,200       225,498
  Williams-Sonoma, Inc.*             8,800      379,720     DeVry, Inc.*                         5,700       114,000
  Winnebago Industries              16,400      544,972     Diageo PLC - ADR                     6,800       396,916
  WMS Industries, Inc.*              5,600      140,504     Education Mgmnt Corp.*               6,800       227,868
  WW Grainger, Inc.                  6,000      426,600     Edwards Lifesciences Corp.*          3,600       149,832
  Wynn Resorts Ltd*                  7,100      389,435     Eli Lilly & Co.                     16,300       922,580
                                                            Equifax, Inc.                        5,500       209,110
CONSUMER, NON-CYCLICAL - 13.3%                              Express Scripts, Inc.*               5,700       477,660
  Abbott Laboratories               30,275    1,194,046     General Mills, Inc.                 15,300       754,596
  Allergan, Inc.                     3,100      334,676     Gen-Probe, Inc.*                     3,500       170,765
  Altria Group, Inc.                49,300    3,685,175     Genzyme Corp.*                       3,600       254,808
  American Medical Systems*         12,100      215,743     GlaxoSmithKline PLC - ADR           17,900       903,592
  Amylin Phrmctcls, Inc.*            6,600      263,472     H&R Block, Inc.                      6,400       156,928
  Anheuser-Busch Cos., Inc.          9,500      408,120     Health Management Assoc.             8,100       177,876



See Notes To Financial Statements

ADVANCE CAPITAL I, INC. - BALANCED FUND
PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2005
---------------------------------------



Common Stock                       Shares    Value        Common Stock                        Shares     Value
---------------------------------- -------  -----------   ----------------------------------- --------  ------------
CONSUMER, NON-CYCLICAL - 13.3% (Cont'd)                   CONSUMER, NON-CYCLICAL - 13.3% (Cont'd)
  Henry Schein, Inc.*                7,400  $   322,936     Sepracor, Inc.* ^                     8,300  $    428,280
  Hershey Co.                        3,400      187,850     Smith & Nephew PLC - ADR             2,400       111,240
  Human Genome Sciences*            10,300       88,168     St Jude Medical, Inc.*               4,600       230,920
  Humana, Inc.*                      8,900      483,537     Stryker Corp.                        8,000       355,440
  Inamed Corp.*                      2,500      219,200     Sybron Dental Specialties*           4,200       167,160
  Integra LifeSciences*              3,800      134,748     Sysco Corp.                         20,300       629,909
  Invitrogen Corp.*                  4,000      266,560     Techne Corp.*                        4,500       252,360
  Iron Mountain, Inc.*               9,675      408,479     Tootsie Roll Industries, Inc.        3,233        93,240
  ITT Educational Srv.,Inc.*         4,900      289,247     UnitedHealth Group, Inc.            16,940     1,052,652
  Johnson & Johnson                 38,700    2,325,870     Universal Technical Inst*            4,200       129,948
  Kimberly-Clark Corp.              13,700      816,383     UST, Inc.                            9,500       387,790
  Kyphon, Inc.*                      5,400      220,482     Varian Medical Sys, Inc.*            5,800       292,146
  Laboratory Corp of Am.*            7,700      414,645     Vertex Phrmctcls, Inc.*             10,750       297,453
  LECG Corp.*                        7,600      132,088     WellPoint, Inc.*                    25,755     2,054,995
  Lincare Holdings, Inc.*            5,400      226,314     WM Wrigley Jr Co.                    3,000       199,470
  Manor Care, Inc.                   3,200      127,264     Wyeth                               26,300     1,211,641
  Manpower, Inc.                     5,300      246,185     Zimmer Holdings, Inc.*               2,100       141,624
  Martek Biosciences Corp.* ^        4,900      120,540
  McCormick & Co., Inc.              5,700      176,244   ENERGY - 7.3%
  Medco Health Sltns, Inc.*          8,598      479,768     Apache Corp.                         8,900       609,828
  Medimmune, Inc.*                  11,600      406,232     Baker Hughes, Inc.                  30,400     1,847,712
  Merck & Co., Inc.                 30,400      967,024     Bill Barrett Corp.*                 11,000       422,400
  Millennium Phrmctcls*             16,100      156,170     BJ Services Co.                     54,600     2,002,182
  Millipore Corp.*                   3,300      217,767     BP PLC - ADR                        32,892     2,112,324
  Monster Worldwide, Inc.*          15,500      632,710     Chevron Corp.                       31,842     1,807,670
  Moody's Corp.                     11,400      700,188     Cooper Cameron Corp.*               17,000       703,800
  Nektar Therapeutics*               6,500      106,990     Devon Energy Corp.                  11,200       700,560
  Neurocrine Bioscncs, Inc.*         4,000      250,920     Exxon Mobil Corp.                   33,402     1,876,190
  Omnicare, Inc.                     3,500      200,270     Grant Prideco, Inc.*                18,000       794,160
  OSI Pharmaceuticals, Inc.*         4,100      114,964     Murphy Oil Corp.                    35,500     1,915,935
  Patterson Cos., Inc.*              5,200      173,680     Royal Dutch Shell PLC - ADR         24,100     1,481,909
  Paychex, Inc.                     15,293      582,969     Schlumberger Ltd                    20,480     1,988,608
  PepsiCo., Inc.                    26,900    1,588,445     Smith International, Inc.           51,000     1,892,610
  Pfizer, Inc.                      66,886    1,559,782     Total SA - ADR                      18,500     2,337,475
  Procter & Gamble Co.              10,000      578,800     Weatherford Int'l Ltd.*             30,800     1,113,728
  Protein Design Labs., Inc.*        6,700      190,414     Williams Cos., Inc. ^              102,700     2,379,559
  Qiagen NV*                        12,800      150,400     XTO Energy, Inc.                    36,066     1,582,215
  Quest Diagnostics, Inc.           24,188    1,243,747
  Resmed, Inc.*                      5,000      191,250   FINANCIAL - 12.0%
  Respironics, Inc.*                 6,400      237,248     Aflac, Inc.                         19,700       914,474
  Robert Half Int'l, Inc.           12,500      473,375     AMBAC Financial Group, Inc.          2,300       177,238
  Schering-Plough Corp.             24,000      500,400     American Express Co.                19,000       976,790



See Notes To Financial Statements

ADVANCE CAPITAL I, INC. - BALANCED FUND
PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2005
---------------------------------------



Common Stock                       Shares    Value        Common Stock                        Shares     Value
---------------------------------- -------  -----------   ----------------------------------- --------  ------------
FINANCIAL - 12.0% (Cont'd)                                FINANCIAL - 12.0% (Cont'd)
  American Int'l Group              25,680  $ 1,752,146     Progressive Corp.                    7,800  $    910,884
  Ameritrade Holding Corp.*         18,800      451,200     RenaissanceRe Hldgs Ltd             12,300       542,061
  Arch Capital Group Ltd.*           2,700      147,825     St Joe Co.                           7,500       504,150
  Arthur J Gallagher & Co.           5,700      175,845     St Paul Travelers Cos., Inc.        17,800       795,126
  Axis Capital Holdings Ltd.         3,700      116,180     State Street Corp.                  35,400     1,962,576
  Bank of America Corp.             53,826    2,481,379     SVB Financial Group*                 3,500       163,940
  Bank of New York Co., Inc.        22,000      700,700     Synovus Financial Corp.             51,300     1,383,561
  BB&T Corp.                         9,900      414,909     UCBH Holdings, Inc.                  8,000       143,040
  BlackRock, Inc.                    5,400      584,766     US Bancorp                          30,928       924,438
  Boston Private Financial           4,300      130,806     Washington Real Est Inv Trst        12,000       364,200
  Brown & Brown, Inc.                5,400      164,646     Wells Fargo & Co.                   52,730     3,313,026
  CarrAmerica Realty Corp.          18,400      637,560     Willis Group Holdings Ltd           22,800       842,232
  Charles Schwab Corp.*             29,200      428,364
  Cincinnati Financial Corp.        11,561      516,545   INDUSTRIAL - 5.8%
  Citigroup, Inc.                   74,244    3,595,637     3M Co.                              16,700     1,294,250
  City National Corp.                2,100      152,019     Agilent Technologies, Inc.*          9,500       316,255
  Countrywide Financial Corp.       11,598      396,536     Ametek, Inc.                         6,800       289,272
  E*Trade Financial Corp.*          21,600      450,576     Boeing Co.                          16,440     1,154,746
  East West Bancorp, Inc.            5,500      200,695     Caterpillar, Inc.                    9,800       566,146
  Eaton Vance Corp.                 17,800      485,940     CH Robinson Worldwide, Inc.*        11,800       436,954
  Equity Office Properties          24,000      727,920     Cogent, Inc.*                       13,600       308,448
  Fannie Mae                        17,300      844,413     Cymer, Inc.*                         2,900       102,979
  Federated Investors, Inc.         21,000      775,740     Danaher Corp.                        2,600       145,028
  Fifth Third Bancorp.              12,900      486,588     Dolby Laboratories, Inc.*            7,400       126,170
  First Horizon Nat'l Corp.         13,200      507,408     Emerson Electric Co.                 9,000       672,300
  Freddie Mac                       11,600      758,060     Empresa Brasileira - ADR            10,200       398,820
  Goldman Sachs Group, Inc.         11,300    1,443,123     Expeditors Int'l Washington          7,600       513,076
  Hartford Financial Svcs            7,500      644,175     Flir Systems, Inc.*                  6,000       133,980
  Investors Financial Svcs           8,700      320,421     General Dynamics Corp.               6,900       785,910
  Janus Capital Group, Inc.*         6,500      121,095     General Electric Co.               153,300     5,373,165
  Lazard Ltd                        10,900      347,710     Gentex Corp.                         7,200       140,400
  Legg Mason, Inc.                   4,550      544,180     Honeywell Int'l, Inc.               33,600     1,250,256
  Lehman Brothers Holdings           7,633      978,322     IDEX Corp.                           4,050       166,253
  Markel Corp.*                        400      126,820     II-VI, Inc.*                         6,000       107,220
  Marsh & McLennan Cos.             26,800      851,168     Illinois Tool Works, Inc.           11,300       994,287
  MBIA, Inc.                        13,750      827,063     ITT Industries, Inc.                 1,700       174,794
  Mellon Financial Corp.            50,900    1,743,834     Jabil Circuit, Inc.*                29,000     1,075,610
  Merrill Lynch & Co., Inc.         17,200    1,164,956     Landstar System, Inc.                7,400       308,876
  Morgan Stanley                    18,800    1,066,712     Lockheed Martin Corp.                9,300       591,759
  North Fork Bancorporation         20,400      558,144     National Instruments Corp.           6,650       213,133
  Northern Trust Corp.              32,800    1,699,696     Pall Corp.                           7,400       198,764
  Nuveen Investments, Inc.          20,900      890,967     Precision Castparts Corp.           16,800       870,240



See Notes To Financial Statements

ADVANCE CAPITAL I, INC. - BALANCED FUND
PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2005
---------------------------------------




Common Stock                       Shares    Value        Common Stock                        Shares     Value
---------------------------------- -------  -----------   ----------------------------------- --------  ------------
INDUSTRIAL - 5.8% (Cont'd)                                TECHNOLOGY - 8.0% (Cont'd)
  Rockwell Collins, Inc.            10,100  $   469,751     Kla-Tencor Corp.                     3,200  $    157,856
  Roper Industries, Inc.             7,200      284,472     Lam Research Corp.*                  4,700       167,696
  Sealed Air Corp.*                 12,200      684,664     Lexmark Int'l, Inc.*                 3,600       161,388
  Stericycle, Inc.*                  4,000      235,520     Linear Technology Corp.             21,000       757,470
  Symbol Technologies, Inc.         11,387      145,981     Marvell Technology Group*            9,000       504,810
  United Technologies Corp.         11,800      659,738     Maxim Integrated Products           48,400     1,754,016
  UTI Worldwide, Inc.                3,600      334,224     Mercury Interactive Corp.*           4,800       133,392
  Waters Corp.*                      7,100      268,380     Microchip Technology, Inc.          26,412       849,146
  Zebra Technologies Corp.*          5,400      231,390     Microsoft Corp.                    123,400     3,226,910
                                                            MoneyGram Int'l, Inc.               19,700       513,776
TECHNOLOGY - 8.0%                                           National Semiconductor              67,100     1,743,258
  Activision, Inc.*                 14,221      195,397     NAVTEQ Corp.*                       13,500       593,190
  Afflt'd Comp Ser., Inc.*           3,900      230,802     Oracle Corp.*                       62,900       768,009
  Altera Corp.*                     37,200      689,316     QLogic Corp.*                        4,300       139,793
  Analog Devices, Inc.              48,600    1,742,310     Red Hat, Inc.*                      11,800       321,668
  Automatic Data Processing         35,500    1,629,450     Salesforce.com, Inc.*                4,300       137,815
  Avid Technology, Inc.*             1,800       98,568     SEI Investments Co.                  4,900       181,300
  Broadcom Corp.*                    8,200      386,630     Semtech Corp.*                       8,000       146,080
  Cadence Design Systems*           12,800      216,576     Silicon Laboratories, Inc.*          9,400       344,604
  Certegy, Inc.                      6,900      279,519     Synopsys, Inc.*                      7,900       158,474
  Citrix Systems, Inc.*              8,800      252,824     Texas Instruments, Inc.             34,500     1,106,415
  Cognizant Tech. Solutions*        10,168      511,145     THQ, Inc.*                           5,850       139,523
  Cognos, Inc.*                      6,700      232,557     Xilinx, Inc.                        54,800     1,381,508
  Computer Associates               22,800      642,732
  Dell, Inc.*                       42,900    1,284,855   UTILITIES - 1.7%
  DST Systems, Inc.*                 4,100      245,631     Allegheny Energy, Inc.*             14,000       442,400
  Dun & Bradstreet Corp.*           11,050      739,798     Duke Energy Corp.                   17,500       480,375
  Electronic Arts, Inc.*             3,600      188,316     Edison International                12,700       553,847
  Factset Research Systems           7,200      296,352     Entergy Corp.                        8,000       549,200
  Fair Isaac Corp.                   5,100      224,910     Exelon Corp.                        23,250     1,235,505
  Filenet Corp.*                     4,100      105,985     FirstEnergy Corp.                    8,688       425,625
  First Data Corp.                  19,252      827,451     FPL Group, Inc.                     11,000       456,280
  Fiserv, Inc.*                      4,850      209,860     Pinnacle West Capital Corp.          9,100       376,285
  Global Payments, Inc.              4,600      214,406     Progress Energy, Inc.               10,400       456,872
  Hyperion Solutions Corp.*          6,000      214,920     SCANA Corp.                         10,400       409,552
  Intel Corp.                       90,800    2,266,368     Southern Co.                        14,000       483,420
  Intersil Corp.                    10,300      256,264     TECO Energy, Inc.                   23,500       403,260
  Intuit, Inc.*                      8,500      453,050                                                 ------------
  Jack Henry & Associates            9,300      177,537   TOTAL COMMON STOCK - 64.6%
                                                            (Cost $196,537,359)                         $244,196,601
                                                                                                        ============


*Securities are non-income producing
^ A portion of these securities are on loan. At December 31, 2005, the total market value of the fund's securities on loan is $4,013,458 and the total market value of the collateral held by fund is $4,122,175.
ADR - American Depository Receipt

See Notes To Financial Statements

ADVANCE CAPITAL I, INC. - BALANCED FUND
PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2005
---------------------------------------



                                                                     Principal
Fixed Income Securities                   Coupon      Maturity       Amount          Value
----------------------------------------  --------    ----------    ------------    ------------
BASIC MATERIALS - 0.4%
    BHP Billiton Finance USA Ltd             7.250    03/01/2016    $    500,000    $    576,323
    International Paper Co.                  5.300    04/01/2015       1,000,000         963,146

COMMUNICATIONS - 3.3%
    Bell Canada                              9.500    10/15/2010       1,200,000       1,410,052
    CBS Corp.                                8.625    08/01/2012       1,000,000       1,129,176
    CenturyTel, Inc.                         7.875    08/15/2012       1,500,000       1,654,413
    Comcast Cable Communications             7.125    06/15/2013       1,000,000       1,086,941
    COX Communications, Inc.                 6.850    01/15/2018       1,050,000       1,101,782
    Deutsche Telekom                         8.000    06/15/2010       1,500,000       1,700,657
    GTE Corp.                                7.900    02/01/2027       1,000,000       1,059,243
    News America Holdings, Inc.              8.000    10/17/2016       1,000,000       1,178,824
    Verizon, Inc.                            8.000    06/01/2022         650,000         740,580
    Vodafone Group PLC                       5.375    01/30/2015       1,500,000       1,504,100

CONSUMER, CYCLICAL - 2.2%
    Autozone, Inc.                           5.500    11/15/2015       1,000,000         941,812
    DaimlerChrysler                          7.300    01/15/2012       1,000,000       1,079,006
    Darden Restaurants, Inc.                 7.125    02/01/2016       1,000,000       1,120,222
    Hilton Hotels Corp.                      7.200    12/15/2009         750,000         787,523
    May Department Stores Co./The            7.450    09/15/2011       1,000,000       1,100,627
    Sabre Holdings Corp.                     7.350    08/01/2011       1,500,000       1,594,319
    Whirlpool Corp.                          7.750    07/15/2016       1,500,000       1,719,849

CONSUMER, NON-CYCLICAL - 0.9%
    Anheuser-Busch Cos., Inc.                7.125    07/01/2017       1,000,000       1,048,473
    Cendant Corp.                            7.375    01/15/2013       1,500,000       1,675,835
    Deluxe Corp.                             5.125    10/01/2014       1,000,000         835,450

ENERGY - 0.5%
    Kerr-McGee Corp.                         7.000    11/01/2011         700,000         700,000
    Louisiana Land & Exploration             7.625    04/15/2013       1,000,000       1,149,920

FINANCIAL - 7.7%
    ABN Amro Bank                            7.300    12/01/2026       1,000,000       1,012,673
    Allstate Corp./The                       7.500    06/15/2013       1,000,000       1,148,191
    Bank of America Corp.                    7.750    08/15/2015       1,250,000       1,485,890
    Bank One Corp.                          10.000    08/15/2010         750,000         894,487
    Bankers Trust Corp.                      7.500    11/15/2015       1,000,000       1,171,168
    Capital One Financial Corp.              4.800    02/21/2012       1,000,000         970,214



See Notes To Financial Statements

ADVANCE CAPITAL I, INC. - BALANCED FUND
PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2005
---------------------------------------


                                                                     Principal
Fixed Income Securities                   Coupon      Maturity       Amount          Value
----------------------------------------  --------    ----------    ------------    ------------
FINANCIAL - 7.7% (Continued)
    Chase Capital I                          7.670    12/01/2026    $  2,000,000    $  2,113,472
    CitiFinancial                            6.625    06/01/2015       1,250,000       1,384,438
    Comerica Bank                            7.125    12/01/2013       1,050,000       1,104,995
    Countrywide Home Loans, Inc.             4.000    03/22/2011       1,500,000       1,411,407
    Credit Suisse First Boston USA           6.500    01/15/2012       1,000,000       1,069,779
    Dresdner Bank AG                         7.250    09/15/2015       1,000,000       1,145,112
    Ford Motor Credit Co.                    7.375    10/28/2009         500,000         443,443
    General Electric Capital Corp.           5.000    03/30/2019       1,000,000         938,478
    Goldman Sachs Group                      6.875    01/15/2011       1,000,000       1,077,272
    Hartford Financial Services Group        7.300    11/01/2015       1,000,000       1,115,459
    HSBC Finance Corp.                       6.375    08/01/2010       1,000,000       1,052,318
    Jefferies Group, Inc.                    7.750    03/15/2012       1,500,000       1,667,981
    MBIA, Inc.                               9.375    02/15/2011         950,000       1,133,364
    Morgan Stanley                           6.750    10/15/2013       1,000,000       1,086,946
    Morgan Stanley                           4.750    04/01/2014       1,000,000         959,067
    Ohio National Financial Services*        7.000    07/15/2011       1,000,000       1,082,581
    Republic New York Corp.                  7.000    03/22/2011         500,000         542,083
    Santander Financial                      6.375    02/15/2011       1,000,000       1,063,237
    Societe Generale                         5.500    09/22/2017       1,000,000         975,304
    Swiss Bank Corp.                         7.375    07/15/2015       1,000,000       1,173,346

GOVERNMENT - 8.7%
    Fannie Mae                               5.500    12/09/2014       1,500,000       1,485,469
    Fannie Mae                               5.500    07/28/2015       1,000,000         989,688
    Fannie Mae                               5.000    12/30/2019       2,000,000       1,940,000
    Fannie Mae                               5.700    02/18/2020       1,500,000       1,466,250
    Fannie Mae                               5.610    02/24/2020       1,000,000         973,750
    Fannie Mae                               5.750    07/30/2023       1,000,000         971,875
    Federal Farm Credit Bank                 5.220    05/09/2013       1,000,000         988,438
    Federal Farm Credit Bank                 5.350    08/08/2013       1,000,000         990,938
    Federal Farm Credit Bank                 5.240    09/05/2013       2,000,000       1,975,625
    Federal Farm Credit Bank                 5.450    07/28/2014       1,000,000         990,000
    Federal Farm Credit Bank                 5.540    08/10/2015       2,000,000       1,978,750
    Federal Home Loan Bank System            5.550    05/04/2015       1,500,000       1,485,469
    Federal Home Loan Bank System            5.600    08/24/2015       1,500,000       1,486,406
    Federal Home Loan Bank System            5.600    08/24/2015       1,000,000         991,563
    Federal Home Loan Bank System            5.540    03/30/2016       1,000,000         987,500
    Federal Home Loan Bank System            5.750    10/15/2019       1,000,000         980,938
    Freddie Mac                              5.250    04/25/2012       2,000,000       1,988,316
    Freddie Mac                              5.500    07/28/2015       1,000,000         991,255



See Notes To Financial Statements

ADVANCE CAPITAL I, INC. - BALANCED FUND
PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2005
---------------------------------------



                                                                     Principal
Fixed Income Securities                   Coupon      Maturity       Amount          Value
----------------------------------------  --------    ----------    ------------    ------------
GOVERNMENT - 8.7% (Continued)
    Freddie Mac                              6.000    11/20/2015    $  1,000,000    $  1,005,899
    Freddie Mac                              5.270    09/06/2017       1,915,000       1,900,002
    Freddie Mac                              5.000    02/25/2019       1,300,000       1,276,904
    Freddie Mac                              5.700    03/11/2019       2,000,000       1,977,136
    Province of Nova Scotia Canada           7.250    07/27/2013       1,000,000       1,152,687
    United States Treasury                   3.625    01/15/2010         750,000         729,434
    United States Treasury                   4.125    08/15/2008       1,000,000         994,492

INDUSTRIAL - 1.7%
    Clark Equipment Co.                      8.000    05/01/2023         500,000         637,109
    Deere & Co.                              8.950    06/15/2019       1,000,000       1,111,356
    FedEx Corp.                              8.760    05/22/2015       1,500,000       1,714,260
    Goodrich Corp.                           6.800    02/01/2018       1,000,000       1,085,895
    Koninklijke Philips Electronics          7.250    08/15/2013       1,000,000       1,124,351
    Northrop Grumman                         6.250    01/15/2010         750,000         779,208

MORTGAGE SECURITIES - 6.0%
    Fannie Mae Pool                          6.500    12/01/2032         943,603         969,953
    Fannie Mae Pool                          5.065    10/01/2035       1,480,884       1,472,588
    Freddie Mac Gold Pool                    6.500    09/01/2031       1,328,442       1,367,426
    Freddie Mac Gold Pool                    7.000    10/01/2031       1,931,318       2,012,858
    Freddie Mac Gold Pool                    6.500    08/01/2032       1,444,296       1,482,754
    Freddie Mac Gold Pool                    6.500    04/01/2033         977,260       1,003,526
    Freddie Mac Gold Pool                    6.500    10/01/2034       1,573,804       1,615,710
    Ginnie Mae                               5.500    07/20/2033       1,421,517       1,429,137
    Ginnie Mae                               5.500    05/20/2034       1,116,509       1,121,390
    Ginnie Mae                               5.500    07/15/2034         731,593         736,620
    Ginnie Mae                               5.500    08/20/2034       1,547,725       1,554,491
    Ginnie Mae                               5.500    11/20/2034       2,119,563       2,128,829
    Ginnie Mae                               5.500    03/15/2035       1,702,971       1,714,679
    Ginnie Mae                               5.500    09/20/2035       2,478,930       2,489,775
    Ginnie Mae                               6.000    10/20/2035       1,497,614       1,530,386

TECHNOLOGY - 0.3%
    First Data Corp.                         4.700    08/01/2013       1,000,000         944,975

UTILITIES - 2.4%
    Constellation Energy Group, Inc.         4.550    06/15/2015       1,250,000       1,172,511
    Dominion Resources, Inc.                 7.195    09/15/2014       1,000,000       1,110,967
    Duke Energy Corp.                        5.300    10/01/2015       1,000,000       1,011,597



See Notes To Financial Statements

ADVANCE CAPITAL I, INC. - BALANCED FUND
PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2005
---------------------------------------



Fixed Income Securities, Cash Collateral                             Shares /
and Repurchase Agreement                  Coupon      Maturity       Principal      Value
----------------------------------------  --------    ----------    ------------    ------------
UTILITIES - 2.4% (Continued)
    Entergy Gulf States, Inc.                5.250    08/01/2015    $  1,000,000    $    939,363
    Jersey Central Power & Light             6.750    11/01/2025         750,000         763,119
    Northern States Power                    8.000    08/28/2012       1,000,000       1,169,311
    Progress Energy, Inc.                    7.100    03/01/2011         750,000         809,190
    PSEG Power LLC                           5.500    12/01/2015       1,000,000         992,717
    TXU Electric Delivery Co.                6.375    01/15/2015       1,000,000       1,061,149
                                                                                    -------------
TOTAL FIXED-INCOME SECURITIES - 34.1%
    (Cost $127,647,484)                                                              128,836,962

INVESTMENT OF CASH COLLATERAL - 1.1%
    CSFB Enhanced Liquidity Fund                                       4,122,175       4,122,175

REPURCHASE AGREEMENT - 0.8%
    Fifth Third Bank, 3.45%, 1/3/06,
    dated 12/30/05, with maturity value
    of $3,002,826 (Collateralized by
    $3,261,000 Freddie Mac obligation,
    4.0%,6/12/13, market value
    $3,093,262)                                                     $  3,001,675       3,001,675
                                                                                    -------------
TOTAL INVESTMENTS IN SECURITIES - 100.6%
    (Cost $331,308,693)                                                              380,157,413

OTHER ASSETS LESS LIABILITIES - (0.6%)                                                (2,320,000)
                                                                                    -------------
TOTAL NET ASSETS - 100.0%                                                           $377,837,413
                                                                                    =============


* Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid and may be resold in transactions exempt from registration. At December 31, 2000 the aggregate market value of these securities amounted to $1,082,581 or .29% of net assets.

See Notes To Financial Statements

ADVANCE CAPITAL I, INC. - RETIREMENT INCOME FUND
PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2005
------------------------------------------------


                                                                        Principal
Fixed Income Securities                     Coupon       Maturity       Amount         Value
------------------------------------------  ---------    ---------     ------------    ------------
BASIC MATERIALS - 4.1%
    Appleton Papers, Inc.                       8.125    06/15/2011    $  2,000,000    $  1,945,000
    Bowater, Inc.                               9.500    10/15/2012         700,000         721,000
    Century Aluminum Co.                        7.500    08/15/2014       2,000,000       1,970,000
    CRA Finance Ltd                             7.125    12/01/2013         500,000         571,609
    Freeport-McMoRan Copper                     6.875    02/01/2014       2,000,000       2,020,000
    Neenah Paper, Inc.                          7.375    11/15/2014       2,500,000       2,256,249
    Placer Dome, Inc.                           7.750    06/15/2015       1,500,000       1,716,684
    Tembec Industries, Inc.                     8.500    02/01/2011       2,000,000       1,110,000
    USEC, Inc.                                  6.625    01/20/2006       2,200,000       2,200,000
    Weyerhaeuser Co.                            6.950    08/01/2017       1,955,000       2,086,357

COMMUNICATIONS - 8.8%
    ABC, Inc.                                   8.750    08/15/2021       1,242,000       1,633,147
    Bell Canada                                 9.500    10/15/2010       2,250,000       2,643,849
    CBS Corp.                                   8.625    08/01/2012         750,000         846,881
    CenturyTel, Inc.                            5.000    02/15/2015       2,000,000       1,865,580
    COX Communications, Inc.                    6.850    01/15/2018       1,250,000       1,311,644
    COX Enterprises, Inc.*                      7.375    07/15/2027       1,000,000       1,081,125
    CSC Holdings, Inc.                          7.625    04/01/2011       2,000,000       1,990,000
    Deutsche Telekom                            8.000    06/15/2010       1,000,000       1,133,771
    Echostar DBS Corp.                          6.625    10/01/2014       3,000,000       2,876,250
    GCI, Inc.                                   7.250    02/15/2014       2,500,000       2,475,000
    GTE Corp.                                   8.750    11/01/2021       1,500,000       1,873,869
    New York Telephone Co.                      6.125    01/15/2010       1,000,000       1,004,143
    News America Holdings, Inc.                 8.000    10/17/2016       1,000,000       1,178,825
    News America Holdings, Inc.                 8.250    08/10/2018       1,000,000       1,202,710
    Nextel Communications, Inc.                 7.375    08/01/2015       2,000,000       2,110,635
    Rogers Cable, Inc.                          6.250    06/15/2013       2,000,000       1,972,500
    Rogers Wireless, Inc.                       9.750    06/01/2016       1,000,000       1,207,500
    Tele-Communications-TCI Group               9.800    02/01/2012       2,000,000       2,412,790
    Turner Broadcasting System, Inc.            8.375    07/01/2013         750,000         863,705
    TW, Inc.                                    9.125    01/15/2013       1,000,000       1,183,576
    TW, Inc.                                    7.250    10/15/2017       1,000,000       1,093,199
    Verizon, Inc.                               8.000    06/01/2022       1,000,000       1,139,353
    Walt Disney Co.                             6.300    01/25/2022       1,000,000         988,581

CONSUMER, CYCLICAL - 10.6%
    Auburn Hills Trust                         12.375    05/01/2020         400,000         594,773
    Autozone, Inc.                              5.500    11/15/2015       2,500,000       2,354,533
    Aztar Corp.                                 9.000    08/15/2011       1,000,000       1,058,750



See Notes To Financial Statements

ADVANCE CAPITAL I, INC. - RETIREMENT INCOME FUND
PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2005
------------------------------------------------


                                                                        Principal
Fixed Income Securities                     Coupon       Maturity       Amount         Value
------------------------------------------  ---------    ---------     ------------    ------------
CONSUMER, CYCLICAL - 10.6% (Continued)
    Beazer Homes USA, Inc.                      8.375    04/15/2012    $  2,500,000    $  2,600,000
    Boyd Gaming Corp.                           8.750    04/15/2012       1,000,000       1,072,500
    Brown Shoe Co., Inc.                        8.750    05/01/2012       1,000,000       1,045,000
    DaimlerChrysler                             6.500    11/15/2013       2,500,000       2,617,620
    Darden Restaurants, Inc.                    7.125    02/01/2016       2,000,000       2,240,444
    General Motors Corp.                        7.100    03/15/2006       1,700,000       1,687,250
    Harrah's Operating Co., Inc.                5.375    12/15/2013       2,500,000       2,439,425
    Hilton Hotels Corp.                         7.500    12/15/2017       2,100,000       2,299,949
    K Hovnanian Enterprises, Inc.               8.875    04/01/2012       2,000,000       2,078,226
    Lear Corp.                                  8.110    05/15/2009       1,000,000         930,706
    May Department Stores Co./The               8.300    07/15/2026       2,000,000       2,098,052
    McDonald's Corp.                            7.310    09/15/2027       2,500,000       2,572,928
    Meritor Automotive, Inc.                    6.800    02/15/2009       2,000,000       1,865,000
    MGM Mirage                                  6.000    10/01/2009       1,000,000         993,750
    MTR Gaming Group, Inc.                      9.750    04/01/2010       1,750,000       1,868,125
    Sabre Holdings Corp.                        7.350    08/01/2011       2,000,000       2,125,758
    Standard-Pacific Corp.                      9.250    04/15/2012       2,000,000       2,057,500
    Station Casinos, Inc.                       6.875    03/01/2016       2,000,000       2,045,000
    Whirlpool Corp.                             7.750    07/15/2016       2,000,000       2,293,132
    Wynn Las Vegas LLC                          6.625    12/01/2014       2,500,000       2,431,250

CONSUMER, NON-CYCLICAL - 5.6%
    Anheuser-Busch Cos., Inc.                   7.125    07/01/2017       2,500,000       2,621,185
    Archer-Daniels-Midland Co.                  7.125    03/01/2013       1,000,000       1,124,822
    Archer-Daniels-Midland Co.                  8.375    04/15/2017       1,000,000       1,263,310
    Biovail Corp.                               7.875    04/01/2010       2,500,000       2,590,625
    Cendant Corp.                               7.375    01/15/2013       2,000,000       2,234,446
    Coinmach Corp.                              9.000    02/01/2010       1,442,000       1,510,495
    ConAgra Foods, Inc.                         9.750    03/01/2021         500,000         647,357
    Deluxe Corp.                                5.125    10/01/2014       2,000,000       1,670,900
    HCA, Inc.                                   7.190    11/15/2015       2,000,000       2,102,660
    Radiologix, Inc.                           10.500    12/15/2008       2,500,000       2,450,000
    Rent-A-Center, Inc.                         7.500    05/01/2010       2,040,000       1,948,200
    Valassis Communications, Inc.               6.625    01/15/2009       2,550,000       2,628,512

DIVERSIFIED - 0.6%
    Leucadia National Corp.                     7.000    08/15/2013       2,500,000       2,487,500




See Notes To Financial Statements

ADVANCE CAPITAL I, INC. - RETIREMENT INCOME FUND
PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2005
------------------------------------------------


                                                                        Principal
Fixed Income Securities                     Coupon       Maturity       Amount         Value
------------------------------------------  ---------    ---------     ------------    ------------
ENERGY - 2.9%
    Burlington Resources, Inc.                  9.125    10/01/2021    $    700,000    $    975,587
    ConocoPhillips                              7.125    03/15/2028       1,000,000       1,047,789
    Kerr-McGee Corp.                            7.000    11/01/2011       2,200,000       2,200,000
    Louisiana Land & Exploration                7.625    04/15/2013       1,000,000       1,149,921
    Louisiana Land & Exploration                7.650    12/01/2023         750,000         935,113
    Noble Drilling Corp.                        7.500    03/15/2019       2,000,000       2,381,998
    Ocean Energy, Inc.                          7.500    09/15/2027       2,000,000       2,388,492
    USX Corp.                                   9.375    02/15/2012         750,000         913,760

FINANCIAL - 18.5%
    Allstate Corp./The                          7.500    06/15/2013       1,000,000       1,148,191
    Bankers Trust Corp.                         7.500    11/15/2015       2,500,000       2,927,920
    Chase Capital I                             7.670    12/01/2026       2,000,000       2,113,472
    Cigna Corp.                                 7.650    03/01/2023       1,500,000       1,758,851
    Cigna Corp.                                 7.875    05/15/2027       1,000,000       1,223,476
    Citicorp                                    7.250    10/15/2011       2,000,000       2,233,144
    Comerica Bank                               7.125    12/01/2013       1,500,000       1,578,564
    Comerica Bank                               8.375    07/15/2024         800,000         962,677
    Continental Corp.                           8.375    08/15/2012         600,000         671,218
    Countrywide Capital I                       8.000    12/15/2026       2,516,000       2,574,157
    Dresdner Bank AG                            7.250    09/15/2015       2,500,000       2,862,780
    E*Trade Financial Corp.                     8.000    06/15/2011       2,500,000       2,600,000
    Fairfax Financial Holdings Ltd ^            7.750    04/26/2012       1,000,000         933,082
    Fidelity National Financial, Inc.           7.300    08/15/2011       2,500,000       2,610,730
    Ford Motor Credit Co.                       7.875    06/15/2010       1,000,000         899,892
    GAMCO Investors, Inc.                       5.500    05/15/2013       1,000,000         977,635
    General Electric Capital Corp.              5.000    03/30/2019       3,000,000       2,815,434
    General Motors Acceptance Corp.             6.750    01/15/2006       2,000,000       1,998,680
    Goldman Sachs Group*                        8.000    03/01/2013       1,000,000       1,156,630
    Hartford Financial Services Group           7.300    11/01/2015       1,500,000       1,673,189
    HSBC America Capital Trust II*              8.380    05/15/2027       1,000,000       1,076,841
    HSBC Finance Corp.                          6.375    08/01/2010       1,000,000       1,052,318
    Jefferies Group, Inc.                       7.750    03/15/2012       2,555,000       2,841,127
    JPM Capital Trust II                        7.950    02/01/2027       1,000,000       1,065,378
    JPMorgan Chase & Co.                        6.625    03/15/2012         500,000         538,804
    Lehman Brothers Holdings, Inc.              8.500    08/01/2015       2,000,000       2,432,874
    Lincoln National Corp.                      7.000    03/15/2018         891,000         996,859
    Loews Corp.                                 8.875    04/15/2011       1,000,000       1,152,300
    MBIA, Inc.                                  9.375    02/15/2011       1,233,000       1,470,987
    MBNA Capital A                              8.278    12/01/2026       2,000,000       2,129,480



See Notes To Financial Statements

ADVANCE CAPITAL I, INC. - RETIREMENT INCOME FUND
PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2005
------------------------------------------------


                                                                        Principal
Fixed Income Securities                     Coupon       Maturity       Amount         Value
------------------------------------------  ---------    ---------     ------------    ------------
FINANCIAL - 18.5% (Continued)
    Mellon Capital II                           7.995    01/15/2027    $  1,000,000    $  1,064,369
    Morgan Stanley                              6.750    10/15/2013       1,250,000       1,358,683
    Morgan Stanley Group, Inc.                  7.000    10/01/2013       1,000,000       1,105,562
    NCNB Corp.                                 10.200    07/15/2015       1,000,000       1,363,201
    Ohio National Financial Services*           7.000    07/15/2011       2,000,000       2,165,162
    Provident Cos., Inc.                        7.000    07/15/2018       2,500,000       2,585,135
    Providian Capital I*                        9.525    02/01/2027       2,000,000       2,167,508
    Republic New York Corp.                     9.125    05/15/2021       1,000,000       1,323,681
    Santander Financial                         6.375    02/15/2011         750,000         797,428
    Societe Generale                            5.500    09/22/2017       2,000,000       1,950,608
    Swiss Bank Corp.                            7.375    07/15/2015       1,000,000       1,173,346
    Transamerica Capital II*                    7.650    12/01/2026       2,500,000       2,922,620
    Travelers Property Casualty Corp.           7.750    04/15/2026       1,000,000       1,215,239
    Union Planters Capital Trust A              8.200    12/15/2026       2,750,000       2,921,707
    US Trust Capital Trust A*                   8.414    02/01/2027       1,000,000       1,065,125

GOVERNMENT - 19.1%
    Fannie Mae                                  6.000    12/14/2012       3,000,000       3,002,813
    Fannie Mae                                  5.400    03/28/2013       2,500,000       2,478,906
    Fannie Mae                                  5.250    01/21/2014       2,000,000       1,973,125
    Fannie Mae                                  5.500    01/12/2015         250,000         247,578
    Fannie Mae                                  5.400    02/25/2015       2,000,000       1,975,000
    Fannie Mae                                  5.600    06/02/2015       1,000,000         991,563
    Fannie Mae                                  5.550    06/08/2015       2,000,000       1,982,500
    Fannie Mae                                  5.550    06/29/2015       2,300,000       2,279,875
    Fannie Mae                                  5.600    07/27/2015       2,000,000       1,984,375
    Federal Farm Credit Bank                    5.600    11/21/2012       2,000,000       2,010,625
    Federal Farm Credit Bank                    5.220    05/09/2013       1,000,000         988,438
    Federal Farm Credit Bank                    5.350    08/08/2013       3,000,000       2,972,813
    Federal Farm Credit Bank                    5.240    09/05/2013       2,000,000       1,975,625
    Federal Farm Credit Bank                    5.600    10/04/2013       2,000,000       1,990,000
    Federal Farm Credit Bank                    5.600    08/18/2014       3,615,000       3,590,147
    Federal Farm Credit Bank                    5.500    02/23/2015       2,000,000       1,980,000
    Federal Farm Credit Bank                    5.480    05/04/2015       2,000,000       1,977,500
    Federal Farm Credit Bank                    5.350    06/01/2015       2,000,000       1,970,625
    Federal Farm Credit Bank                    5.450    06/22/2015       2,000,000       1,975,000
    Federal Farm Credit Bank                    5.540    08/10/2015       3,000,000       2,968,125
    Federal Home Loan Bank System               5.250    11/21/2012         750,000         742,031
    Federal Home Loan Bank System               5.650    04/28/2015       3,500,000       3,474,844
    Federal Home Loan Bank System               5.550    05/04/2015       3,000,000       2,970,938



See Notes To Financial Statements

ADVANCE CAPITAL I, INC. - RETIREMENT INCOME FUND
PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2005
------------------------------------------------


                                                                        Principal
Fixed Income Securities                     Coupon       Maturity       Amount         Value
------------------------------------------  ---------    ---------     ------------    ------------
GOVERNMENT - 19.1% (Continued)
    Federal Home Loan Bank System               5.500    05/18/2015    $  2,000,000    $  1,978,750
    Federal Home Loan Bank System               5.600    08/24/2015       3,000,000       2,972,813
    Federal Home Loan Bank System               5.600    08/24/2015       3,000,000       2,974,688
    Federal Home Loan Bank System               5.540    03/30/2016       2,375,000       2,345,313
    Federal Home Loan Bank System               5.730    02/20/2018       2,000,000       1,973,750
    Freddie Mac                                 5.625    04/21/2015       3,500,000       3,470,194
    Freddie Mac                                 5.500    07/28/2015       3,000,000       2,973,765
    Freddie Mac                                 5.500    11/24/2015       1,000,000         992,759
    Freddie Mac                                 5.500    12/29/2016       2,000,000       1,981,734
    Freddie Mac                                 5.000    01/31/2017       2,500,000       2,459,503
    Freddie Mac                                 5.000    02/25/2019       2,000,000       1,964,468
    Freddie Mac                                 6.500    06/14/2024       2,000,000       2,002,706
    United States Treasury                      4.250    11/30/2007         500,000         498,535
    United States Treasury                      4.000    11/15/2012       1,000,000         978,477

INDUSTRIAL - 5.9%
    Allied Waste North America ^                7.375    04/15/2014       2,000,000       1,945,000
    Burlington Northern, Inc.                   8.750    02/25/2022       1,500,000       2,007,209
    Case New Holland, Inc.                      9.250    08/01/2011       2,500,000       2,675,000
    Clark Equipment Co.                         8.000    05/01/2023         500,000         637,109
    CSX Transportation, Inc.                    9.750    06/15/2020       1,500,000       2,047,868
    Deere & Co.                                 8.950    06/15/2019       1,000,000       1,111,356
    FedEx Corp.                                 7.630    01/01/2015       1,000,000       1,069,890
    FedEx Corp.                                 8.760    05/22/2015         750,000         857,130
    Goodrich Corp.                              6.800    02/01/2018         750,000         814,421
    Gulfmark Offshore, Inc.                     7.750    07/15/2014       1,875,000       1,950,000
    Koninklijke Philips Electronics             7.250    08/15/2013       2,000,000       2,248,702
    Northrop Grumman                            9.375    04/15/2021       1,000,000       1,349,383
    Ship Finance International Ltd              8.500    12/15/2013       2,475,000       2,314,125
    Stagecoach Transport Holdings               8.625    11/15/2009         500,000         554,112
    Thomas & Betts Corp.                        7.250    06/01/2013       2,200,000       2,340,978

MORTGAGE SECURITIES - 17.8%
    Fannie Mae Pool                             7.000    02/01/2032       2,862,652       2,993,029
    Fannie Mae Pool                             6.500    06/01/2032       3,064,621       3,149,605
    Fannie Mae Pool                             6.000    11/01/2032       2,856,215       2,889,882
    Fannie Mae Pool                             6.500    12/01/2032       2,685,638       2,760,636
    Fannie Mae Pool                             6.000    04/01/2035       2,835,844       2,865,453
    Fannie Mae Pool                             5.065    10/01/2035       2,484,378       2,470,460
    Freddie Mac Gold Pool                       6.500    09/01/2031       2,172,952       2,236,718



See Notes To Financial Statements

ADVANCE CAPITAL I, INC. - RETIREMENT INCOME FUND
PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2005
------------------------------------------------


                                                                        Principal
Fixed Income Securities                     Coupon       Maturity       Amount          Value
------------------------------------------  ---------    ---------     ------------    ------------
MORTGAGE SECURITIES - 17.8% (Continued)
    Freddie Mac Gold Pool                       7.000    10/01/2031    $  3,295,953    $  3,435,108
    Freddie Mac Gold Pool                       6.500    05/01/2032       3,504,969       3,598,297
    Freddie Mac Gold Pool                       6.500    08/01/2032       1,925,728       1,977,005
    Freddie Mac Gold Pool                       6.500    04/01/2033       2,931,781       3,010,577
    Freddie Mac Gold Pool                       6.500    10/01/2034       1,921,673       1,972,843
    Freddie Mac Gold Pool                       6.000    04/01/2035       2,859,525       2,888,418
    Freddie Mac Gold Pool                       6.000    10/01/2035       2,935,624       2,965,286
    Ginnie Mae                                  7.000    09/20/2029       2,903,179       3,029,593
    Ginnie Mae                                  5.500    06/20/2033       1,634,640       1,643,402
    Ginnie Mae                                  5.500    07/20/2033         929,567         934,550
    Ginnie Mae                                  5.500    05/20/2034       2,233,018       2,242,779
    Ginnie Mae                                  5.500    06/15/2034       1,603,921       1,614,941
    Ginnie Mae                                  5.500    07/15/2034         731,593         736,620
    Ginnie Mae                                  5.500    07/20/2034       1,560,538       1,567,360
    Ginnie Mae                                  5.500    08/20/2034       2,321,588       2,331,736
    Ginnie Mae                                  5.500    09/20/2034       2,399,368       2,409,857
    Ginnie Mae                                  5.500    10/20/2034       2,474,566       2,485,383
    Ginnie Mae                                  5.500    11/20/2034       2,543,476       2,554,595
    Ginnie Mae                                  5.500    06/20/2035       2,887,085       2,899,716
    Ginnie Mae                                  5.500    09/20/2035       2,974,716       2,987,730
    Ginnie Mae                                  5.500    10/20/2035       2,984,453       2,997,510
    Ginnie Mae                                  6.000    10/20/2035       2,967,232       3,032,163

TECHNOLOGY - 0.6%
    Unisys Corp.                                6.875    03/15/2010       2,500,000       2,312,500

UTILITIES - 3.8%
    Commonwealth Edison Co.                     6.950    07/15/2018       2,000,000       2,130,010
    Entergy Louisiana, Inc.                     5.090    11/01/2014       2,500,000       2,387,675
    Hydro Quebec                                8.400    01/15/2022         300,000         406,468
    Indianapolis Power & Light                  7.050    02/01/2024       1,000,000       1,005,950
    Jersey Central Power & Light                6.750    11/01/2025       1,500,000       1,526,238



See Notes To Financial Statements

ADVANCE CAPITAL I, INC. - RETIREMENT INCOME FUND
PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2005
------------------------------------------------


Fixed Income Securities, Cash Collateral                                Shares /
and Repurchase Agreement                    Coupon       Maturity       Principal      Value
------------------------------------------  ---------    ---------     ------------    ------------
UTILITIES - 3.8% (Continued)
    Ohio Power Co.                              6.375    07/15/2033    $  2,000,000    $  2,043,054
    PSEG Power LLC                              5.500    12/01/2015       1,500,000       1,489,076
    Reliant Energy HL&P                         9.150    03/15/2021       1,300,000       1,760,381
    Southern Co Capital Funding, Inc.           5.750    11/15/2015       1,000,000       1,010,294
    United Utilities PLC                        5.375    02/01/2019       2,000,000       1,959,312
                                                                                        ------------
TOTAL FIXED INCOME SECURITIES - 98.3%
    (Cost $396,679,789)                                                                 401,688,333

INVESTMENT OF CASH COLLATERAL - 0.8%
    CSFB Enhanced Liquidity Fund                                          2,990,000       2,990,000

REPURCHASE AGREEMENT - 0.2%
    Fifth Third Bank, 3.45%, 1/3/06,
    dated 12/30/05, with maturity value of
    $793,058 (Collateralized by
    $861,000 Freddie Mac obligation,
    4.0%, 5/12/13, market value
    $816,712)                                                          $    792,754         792,754
                                                                                        ------------
TOTAL INVESTMENTS IN SECURITIES - 99.3%
    (Cost $400,462,543)                                                                 405,471,087

OTHER ASSETS LESS LIABILITIES - 0.7%                                                      2,987,117
                                                                                        ------------
TOTAL NET ASSETS - 100.0%                                                              $408,458,204
                                                                                        ============





^ A portion of these securities are on loan. At December 31, 2005, the total market value of the fund $2,922,261 and the total market value of the collateral held by fund is $2,990,000.
* Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities considered liquid and may be resold in transactions exempt from registration. At December 31, 2005, the aggregate market value of these securities amounted to $11,635,011 or 2.85% of net assets.

See Notes To Financial Statements

ADVANCE CAPITAL I, INC. - CORNERSTONE STOCK FUND
PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2005
------------------------------------------------




Common Stock                     Shares    Value        Common Stock                       Shares    Value
-------------------------------  --------  ----------   ---------------------------------  --------  ------------
BASIC MATERIALS - 0.4%                                  CONSUMER, NON-CYCLICAL - 29.6%
  Ecolab, Inc.                      5,000  $  181,300     Abbott Laboratories                 6,800  $    268,192
                                                          Accenture Ltd.                      5,000       144,300
COMMUNICATIONS - 15.1%                                    Aetna, Inc.                         1,000        94,310
  Amazon.Com, Inc.*                 7,000     330,050     Alcon, Inc.                         3,300       427,812
  Cisco Systems, Inc.*             41,900     717,328     Allergan, Inc.                      2,150       232,114
  Comcast Corp.*                    5,500     141,295     Amgen, Inc.*                        9,600       757,056
  Corning, Inc.*                   13,800     271,308     Apollo Group, Inc.*                 3,650       220,679
  eBay, Inc.*                      17,700     764,994     Barr Phrmctcls, Inc.*               2,800       174,132
  Google, Inc.*                     1,420     589,101     Becton Dickinson & Co.              3,550       213,284
  InterActiveCorp.*                 7,000     198,170     Biogen Idec, Inc.*                  2,200        99,616
  Juniper Networks, Inc.*          12,250     273,175     Biomet, Inc.                        6,800       248,676
  McGraw-Hill Cos Inc.              4,500     232,335     Cardinal Health, Inc.               2,550       175,313
  Motorola, Inc.                    8,550     193,145     Caremark Rx, Inc.*                  5,000       258,950
  Omnicom Group, Inc.               1,800     153,234     Celgene Corp.*                      1,750       113,400
  Qualcomm, Inc.                   14,700     633,276     Coca-Cola Co.                       5,150       207,597
  Scientific-Atlanta, Inc.          4,100     176,587     Coventry Health Care, Inc.*         3,375       192,240
  Sprint Nextel Corp.              12,294     287,188     Eli Lilly & Co.                     6,300       356,580
  Symantec Corp.*                   7,900     138,250     Forest Laboratories, Inc.*          3,300       134,244
  Time Warner, Inc.                12,000     209,280     Genentech, Inc.*                    8,500       786,250
  Univision Communications*         4,800     141,072     Genzyme Corp.*                      3,500       247,730
  Walt Disney Co.                   5,500     131,835     Gilead Sciences, Inc.*              7,300       383,761
  XM Satellite Radio Holdings*      2,500      68,200     Intuitive Surgical, Inc.*             600        70,362
  Yahoo!, Inc.*                    18,700     732,666     Johnson & Johnson                  13,450       808,345
                                                          McKesson Corp.                      2,850       147,032
CONSUMER, CYCLICAL - 11.8%                                Medtronic, Inc.                     9,950       572,822
  Bed Bath & Beyond, Inc.*          5,500     198,825     Moody's Corp.                       3,550       218,041
  Best Buy Co., Inc.                5,000     217,400     Paychex, Inc.                       8,100       308,772
  Carnival Corp.                    6,000     320,820     PepsiCo., Inc.                      8,050       475,353
  Chico's FAS, Inc.*                3,000     131,790     Pfizer, Inc.                       12,275       286,253
  Cintas Corp.                      1,850      76,091     Procter & Gamble Co.               13,000       752,440
  Coach, Inc.*                      7,800     260,052     Quest Diagnostics, Inc.             3,300       169,686
  Harley-Davidson, Inc.             3,800     195,662     St Jude Medical, Inc.*              7,100       356,420
  Harrah's Ent, Inc.                2,550     181,790     Stryker Corp.                       5,000       222,150
  Home Depot, Inc.                  9,800     396,312     Sysco Corp.                         5,700       176,871
  Int'l Game Tech.                  9,900     304,722     Teva Phrmctcl - ADR ^               9,600       412,896
  Kohl's Corp.*                     4,100     199,260     UnitedHealth Group, Inc.           17,200     1,068,808
  Lowe's Cos., Inc.                 7,900     526,614     WellPoint, Inc.*                    6,050       482,730
  Nike, Inc.                        2,900     251,691     WM Wrigley Jr Co.                   3,100       206,119
  Staples, Inc.                    11,350     257,759
  Starbucks Corp.*                  9,100     273,091   ENERGY - 6.1%
  Station Casinos, Inc.             1,000      67,800     Apache Corp.                        4,250       291,210
  Target Corp.                      6,750     371,048     Baker Hughes, Inc.                  3,600       218,808
  Walgreen Co.                      6,100     269,986     BJ Services Co.                     5,100       187,017
  Wal-Mart Stores, Inc.            10,100     472,680     Burlington Resources, Inc.          2,600       224,120



See Notes To Financial Statements

ADVANCE CAPITAL I, INC. - CORNERSTONE STOCK FUND
PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2005
------------------------------------------------




                                                        Common Stock, Cash Collateral      Shares/
Common Stock                     Shares    Value        and Repurchase Agreement           Principal  Value
-------------------------------  --------  ----------   ---------------------------------  ---------  ------------
ENERGY - 6.1% (Cont'd)                                  TECHNOLOGY - 19.3% (Cont'd)
  Chevron Corp.                     4,700  $  266,819     Autodesk, Inc.*                     4,200   $   180,306
  ConocoPhillips                    4,800     278,784     Broadcom Corp.*                     6,200       292,330
  Devon Energy Corp.                3,950     247,073     Citrix Systems, Inc.*               6,100       175,253
  EOG Resources, Inc.               3,300     242,121     Dell, Inc.*                        24,300       727,785
  Exxon Mobil Corp.                 7,494     420,938     Electronic Arts, Inc.*              6,700       350,477
  Valero Energy Corp.               3,600     185,760     EMC Corp.*                         22,000       299,640
                                                          First Data Corp.                    8,350       358,883
FINANCIAL - 10.3%                                         Fiserv, Inc.*                       4,350       188,225
  AMBAC Financial Group, Inc.       1,350     104,031     IBM                                 2,750       226,050
  American Express Co.              6,600     339,306     Intel Corp.                        22,500       561,600
  American International Group      7,087     483,546     Kla-Tencor Corp.                    2,900       143,057
  Ameriprise Financial, Inc.        1,320      54,120     Linear Technology Corp.             8,200       295,774
  Capital One Financial Corp.       2,300     198,513     Marvell Technology Group*           5,550       311,300
  Cincinnati Financial Corp.        2,950     131,806     Maxim Integrated Products           8,800       318,912
  Citigroup, Inc.                   9,266     448,752     Microchip Technology, Inc.          5,500       176,825
  Franklin Resources, Inc.          3,850     361,939     Microsoft Corp.                    33,700       881,255
  Goldman Sachs Group, Inc.         3,450     440,600     Network Appliance, Inc.*            6,500       175,500
  Lehman Brothers Holdings          1,300     166,621     Oracle Corp.*                      15,000       183,150
  Merrill Lynch & Co., Inc.         4,500     304,785     QLogic Corp.*                       4,800       156,048
  Progressive Corp.                 2,300     268,594     SAP AG - ADR                        4,000       180,720
  SLM Corp.                         6,100     335,805     Texas Instruments, Inc.            11,700       375,219
  State Street Corp.                5,500     304,920     Wipro Ltd - ADR                    11,100       134,088
  Synovus Financial Corp.           4,400     118,668     Xilinx, Inc.                        7,500       189,076
  Wells Fargo & Co.                 4,800     301,584                                                  ----------
                                                        TOTAL COMMON STOCK - 99.4%
INDUSTRIAL - 6.8%                                         (Cost $38,863,422)                           41,951,934
  3M Co.                            3,600     279,000
  Danaher Corp.                     5,400     301,212   INVESTMENT OF CASH COLLATERAL- 0.8%
  General Dynamics Corp.            1,850     210,715     CSFB Enhanced Liquidity Fund      354,000       354,000
  General Electric Co.             26,200     918,310
  Honeywell Int'l, Inc.             4,100     152,561   REPURCHASE AGREEMENT - 0.4%
  Illinois Tool Works, Inc.         1,500     131,985     Fifth Third Bank, 3.45%, 1/3/06,
  Jabil Circuit, Inc.*              4,000     148,360     dated 12/30/05, with maturity
  L-3 Communications                2,000     148,700     value of $154,802 (Collateralized
  United Parcel Svc, Inc.           4,100     308,115     by $169.000 Freddie Mac
  United Technologies Corp.         5,050     282,346     obligation, 4.0%, 6/12/13, market
                                                          value $160,307)                 $ 154,743       154,743
                                                                                                      ------------


TECHNOLOGY - 19.3%                                      TOTAL INVESTMENTS IN SECURITIES - 100.6%
  Adobe Systems, Inc.*              8,100     299,376     (Cost $39,372,165)                           42,460,677
  Affiliated Computer Ser., Inc.*   2,450     144,991
  Altera Corp.*                    10,000     185,300   OTHER ASSETS LESS LIABILITIES - (0.6%)           (249,504)
  Analog Devices, Inc.              7,400     265,290                                                -------------
  Apple Computer, Inc.*             5,000     359,450   TOTAL NET ASSETS - 100.0%                    $ 42,211,173
                                                                                                     =============


* Securities are non-income producing
^ A portion of these securities are on loan. At December 31, 2005, the total market value of the fund's securities $346,240 and the total market value of the collateral held by fund is $354,000.
ADR - American Depository Receipts

See Notes To Financial Statements

ADVANCE CAPITAL I, INC.
STATEMENTS OF ASSETS AND LIABILITIES
DECEMBER 31, 2005
-------------------------------------------------------


                                                          EQUITY          BALANCED      RETIREMENT       CORNERSTONE
                                                          GROWTH FUND     FUND          INCOME FUND      STOCK FUND
                                                          --------------  ------------  ---------------  ----------------
ASSETS
  Investments in securities at value ................     $202,126,845    $380,157,413  $405,471,087     $42,460,677
     (Cost $149,214,443; $331,308,693;
     $400,462,543; $39,372,165, respectively)
   Cash .............................................          212,255         303,247         6,100               0
   Receivables
      Dividends and interest ........................           99,541       2,262,137     6,107,175          23,415
      Securities sold ...............................                0               0             0          99,555
      Capital shares receivable .....................           14,822          93,816             0               0
      Securities lending income .....................            3,742           2,211             0              12
   Prepaid expenses .................................            8,332          12,823        14,069           4,797
                                                          --------------  -------------  ---------------  ---------------

   Total assets .....................................      202,465,537     382,831,647   411,598,431      42,588,456

LIABILITIES
   Payable to affiliated entities
      Investment advisory fees ......................           10,909          19,264        15,026           1,404
      Distribution fees .............................            3,896           7,636         8,364             877
      Transfer agent cost ...........................              503             961             0               0
   Accounts payable and accrued expenses ............            4,419           8,947         8,922           2,132
   Securities purchased .............................        1,239,732         758,118             0               0
   Payable for return of collateral received ........        4,940,425       4,122,175     2,990,000         354,000
   Capital shares payable ...........................           12,000          67,798        81,789          18,056
   Distributions payable ............................                0           9,335        36,126             814
                                                           -------------  -------------  --------------  ----------------
   Total liabilities ................................        6,211,884       4,994,234     3,140,227         377,283
                                                           -------------  -------------  --------------  ----------------
   Net assets .......................................     $196,253,653    $377,837,413   $408,458,204     $42,211,173


NET ASSETS
   Paid-in capital ..................................     $143,227,312    $329,016,018   $412,014,713     $67,981,211
   Accumulated undistributed net realized
      gain (loss) on investments ....................          113,939         (27,325)    (8,565,053)    (28,858,550)
   Net unrealized appreciation in value
      of investments ................................       52,912,402      48,848,720      5,008,544       3,088,512
                                                          --------------  -------------- ---------------  ---------------

   Net assets .......................................     $196,253,653    $377,837,413    $408,458,204     $42,211,173
                                                          ==============  =============  ===============  ===============

SHARES OUTSTANDING ..................................        7,720,419      21,090,487      41,459,951       5,070,992
                                                          ==============  =============  ===============  ===============
NET ASSET VALUE, OFFERING AND
   REDEMPTION PRICE PER SHARE .......................      $     25.42    $      17.92    $       9.85     $      8.32
                                                          ==============  =============  ===============   ==============

See Notes To Financial Statements


ADVANCE CAPITAL I, INC.
STATEMENTS OF OPERATIONS
YEAR ENDED DECEMBER 31, 2005
------------------------------------------------


                                            EQUITY            BALANCED            RETIREMENT            CORNERSTONE
                                            GROWTH FUND       FUND                INCOME FUND           STOCK FUND
                                          ----------------   -----------------   --------------------   -------------------
INVESTMENT INCOME
   Interest .........................     $       20,358     $     7,269,775     $       24,515,624     $           7,807
   Dividends ........................          1,064,753           3,518,566                      0               425,615
   Securities lending income, net ...              3,742               2,211                      0                    12
                                          ----------------   -----------------   --------------------   -------------------
   Total investment income ..........          1,088,853          10,790,552             24,515,624               433,434

EXPENSES
   Paid to affiliates:
      Investment advisory fees ......          1,247,606           2,273,638              1,813,213               179,604
      Distribution fees .............            445,574             897,108              1,008,258               112,253
      Transfer agent cost ...........                503                 961                      0                     0
   Paid to others:
      Custodial fees ................             16,627              25,724                 22,774                14,622
      Directors fees and expenses ...              9,659              19,315                 21,206                 2,248
      Professional fees .............             10,126              19,881                 21,174                 2,119
      Shareholder reporting costs ...             34,880              61,056                 72,102                16,963
      Registration and filing fees ..              8,396              13,820                 10,093                 4,205
      Other operating expenses ......             10,873              22,245                 25,388                 2,878
                                          ----------------   ------------------   -------------------  --------------------
Total expenses ......................          1,784,244           3,333,748              2,994,208               334,892

NET INVESTMENT INCOME (LOSS) ........           (695,391)          7,456,804             21,521,416                98,542

REALIZED GAIN  ON INVESTMENTS
   Proceeds from securities sold ....         52,653,947         106,940,891            219,739,461            43,887,010
   Cost of securities sold ..........        (39,899,742)        (96,410,687)          (218,110,540)          (43,493,338)
                                           ---------------   -------------------  --------------------  -------------------

Net realized gain on investments ....         12,754,205          10,530,204              1,628,921               393,672

UNREALIZED GAIN (LOSS) ON INVESTMENTS
   Appreciation (Depreciation), Beginning
      of year .......................         47,217,056          49,566,008             18,961,066             2,943,602
   Appreciation, End of year ........         52,912,402          48,848,720              5,008,544             3,088,512
                                           ---------------   -------------------   -------------------   ------------------

   Net change in unrealized gain (loss)
      on investments ................          5,695,346            (717,288)           (13,952,522)              144,910
                                           ---------------   -------------------   -------------------   ------------------

NET GAIN (LOSS) ON INVESTMENTS ......         18,449,551           9,812,916            (12,323,601)              538,582
                                           ---------------   -------------------   -------------------   ------------------
NET INCREASE IN NET ASSETS
   RESULTING FROM OPERATIONS ........      $  17,754,160     $    17,269,720       $      9,197,815      $        637,124
                                           ===============   ===================   ===================   ==================


See Notes To Financial Statements

ADVANCE CAPITAL I, INC.
STATEMENTS OF CHANGES IN NET ASSETS
YEARS ENDED DECEMBER 31, 2005 AND 2004
-------------------------------------------------------------------



                                                                          EQUITY GROWTH FUND               BALANCED FUND
                                                                       2005                2004         2005               2004
                                                                   -------------    ------------      ------------   --------------
INCREASE IN NET ASSETS
  Operations:
      Net investment income (loss)..............................   $   (695,391)    $   (853,067)     $  7,456,804   $   7,532,536
      Net realized gain on investments .........................     12,754,205       26,438,536        10,530,204      30,609,758
      Net change in unrealized gain (loss) on investments ......      5,695,346       (3,737,769)         (717,288)     (9,870,513)
                                                                  --------------    -------------     -------------  --------------

      Net increase in net assets resulting from operations .....     17,754,160       21,847,700        17,269,720      28,271,781

   Distributions to Shareholders:
      Net investment income ....................................              0                0        (7,505,533)     (7,540,986)
      Net realized gain on investments .........................    (11,944,875)     (20,848,655)      (10,488,883)    (29,677,924)
                                                                  ---------------   --------------    -------------   --------------
      Total distributions to shareholders ......................    (11,944,875)     (20,848,655)      (17,994,416)    (37,218,910)

   Share Transactions:
      Net proceeds from sale of shares .........................     20,728,898       16,819,485        55,842,760      51,186,109
      Reinvestment of distributions ............................     11,853,364       20,726,209        17,825,204      36,935,479
      Cost of shares reacquired ................................    (16,841,519)      (9,322,886)      (40,455,154)    (31,532,547)
                                                                  ---------------   ---------------   -------------   --------------

      Net increase derived from share transactions .............     15,740,743       28,222,808        33,212,810      56,589,041
                                                                  ---------------   ---------------    ------------   --------------

      Net increase in net assets ...............................     21,550,028       29,221,853        32,488,114      47,641,912


NET ASSETS
   Beginning of year ...........................................    174,703,625      145,481,772       345,349,299     297,707,387
                                                                  ---------------   ----------------  -------------   -------------
    End of year .................................................  $ 196,253,653     $174,703,625      $377,837,413   $345,349,299
                                                                 ===============   ================   ============   ==============

NUMBER OF SHARES
   Sold ........................................................        831,968          662,847         3,123,495      2,736,260
   Shares issued from reinvestment of distributions ............        463,747          841,503           992,955      2,042,321
   Reacquired ..................................................       (675,067)        (365,505)       (2,259,487)    (1,684,065)
                                                                  ----------------  -----------------  --------------  ------------

   Net increase in shares outstanding ..........................        620,648        1,138,845         1,856,963      3,094,516

   Outstanding:
      Beginning of year ........................................      7,099,771        5,960,926        19,233,524     16,139,008
                                                                   ---------------  ----------------- --------------  -------------
      End of year ..............................................      7,720,419        7,099,771        21,090,487     19,233,524



See Notes To Financial Statements

ADVANCE CAPITAL I, INC.
STATEMENTS OF CHANGES IN NET ASSETS - Continued
YEARS ENDED DECEMBER 31, 2005 AND 2004
------------------------------------------------------------------



                                                                        RETIREMENT                         CORNERSTONE
                                                                        INCOME FUND                        STOCK FUND
                                                                   2005              2004             2005                   2004
                                                               --------------  ----------------  -----------------  ----------------
INCREASE (DECREASE) IN NET ASSETS
   Operations:
      Net investment income ...............................    $  21,521,416   $   18,635,907    $        98,542    $       345,167
      Net realized gain (loss) on investments .............        1,628,921        5,444,739            393,672         (5,117,600)
      Net change in unrealized gain (loss) on investments..      (13,952,522)         599,035            144,910          7,215,866
                                                               --------------  ----------------  -----------------  ----------------

      Net increase in net assets resulting from operations..       9,197,815       24,679,681            637,124          2,443,433

   Distributions to Shareholders:
      Net investment income ................................     (21,639,603)     (18,665,354)           (98,542)          (345,167)
                                                               --------------  ----------------  -----------------  ----------------

      Total distributions to shareholders ..................     (21,639,603)     (18,665,354)           (98,542)          (345,167)

   Share Transactions:
      Net proceeds from sale of shares .....................      45,602,478       31,676,899          2,520,812          2,271,246
      Reinvestment of distributions ........................      21,233,411       18,354,395             97,727            344,121
      Shares issued in connection with merger with Bond Fund               0      183,401,523                  0                  0
      Cost of shares reacquired ............................     (47,545,779)     (39,752,530)       (11,039,085)        (7,687,070)
                                                               --------------  ----------------  -----------------  ----------------

      Net increase (decrease) derived from share transactions     19,290,110      193,680,287         (8,420,546)        (5,071,703)
                                                               --------------  ----------------  -----------------  ----------------

      Net increase (decrease) in net assets .................      6,848,322      199,694,614         (7,881,964)        (2,973,437)


NET ASSETS
   Beginning of year ........................................    401,609,882      201,915,268         50,093,137         53,066,574
                                                               --------------  ----------------  -----------------  ----------------

   End of year ..............................................  $ 408,458,204   $  401,609,882    $    42,211,173    $    50,093,137
                                                               ==============  ================  =================  ================

NUMBER OF SHARES
   Sold .....................................................      4,555,859       3,155,627             313,671            287,977
   Shares issued from reinvestment of distributions .........      2,121,194       1,832,494              11,746             42,017
   Shares issued in connection with merger with Bond Fund ...              0      18,435,654                   0                  0
   Reacquired ...............................................     (4,745,677)     (3,965,443)         (1,373,428)          (977,881)
                                                               --------------  ---------------- ------------------  ----------------

   Net increase (decrease) in shares outstanding ............      1,931,376      19,458,332           (1,048,011)         (647,887)

   Outstanding:
      Beginning of year .....................................     39,528,575      20,070,243            6,119,003         6,766,890
                                                               --------------  ---------------- ------------------  ----------------

      End of year ...........................................     41,459,951      39,528,575            5,070,992         6,119,003
                                                               ==============  ================ ==================  ================



See Notes To Financial Statements

NOTES TO FINANCIAL STATEMENTS

Note 1.  ORGANIZATION OF THE COMPANY
     Advance Capital I, Inc. (the "COMPANY") is a Maryland Corporation organized on March 6, 1987 that commenced operations on August 5, 1987. The COMPANY is registered under the Investment Company Act of 1940, as amended, as an open-end, diversified management investment company (a mutual fund) offering shares in the following portfolios: Equity Growth Fund, Balanced Fund, Retirement Income Fund and Cornerstone Stock Fund (collectively the "Funds").

     Under the Funds' organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts with their vendors and others that provide for general indemnifications. The Funds' maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds. However, based on experience, the Funds expect that risk of loss to be remote.

Note 2.  ACCOUNTING POLICIES

     The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect reported amounts and disclosures in the financial statements. Actual results could differ from these estimates.

	The following is a summary of significant accounting policies followed by the COMPANY.

Security Valuation
     Equity securities for which exchange quotations are readily available are valued at the last quoted market price at the time the valuations are made and debt securities are valued using prices furnished by an independent third party pricing service. The independent third party pricing service may use a matrix, formula or other objective method that considers the effect of market indices, yield curves and other specific adjustments to determine market price. When reliable market quotations are not readily available or are considered unreliable, securities are priced at their fair value, determined according to procedures adopted by the Board of Directors, which may include using an independent pricing service. Fair value procedures may also be used if the adviser determines that a significant event has occurred between the time at which a market price is determined but prior to the time at which a fund's net asset value is calculated. Money market instruments or short-term debt held by the Funds with a remaining maturity of sixty days or less are valued at amortized cost which approximates value.

Repurchase Agreements

     The Fund may engage in repurchase agreement transactions. When a fund engages in such transactions, it is policy to require the custodian bank to take possession of all securities held as collateral in support of repurchase agreement investments. In addition, the Fund monitors the market value of the underlying collateral on a daily basis. The seller under a repurchase agreement is required to maintain the collateral held pursuant to the agreement valued at not less than the repurchase price (including accrued interest). If the seller defaults or if bankruptcy proceedings are initiated with respect to the seller, the realization or retention of the collateral may be subject to legal proceedings.

Expenses

     Most expenses of the COMPANY can be directly attributed to a fund. Expenses which cannot be directly attributed are generally apportioned between the Funds on the basis of average net assets.

Federal Income Taxes

     It is each Fund's policy to meet the requirements to qualify each year as a registered investment company under Subchapter M of the Internal Revenue Code. Each Fund intends to distribute all of its taxable income to its shareholders. Therefore, no federal income tax provision is provided. Capital losses are available to offset future capital gains, if any.

Dividends

     Income dividends in the Balanced Fund and Retirement Income Fund are declared daily, except on Saturdays, Sundays and holidays and are paid monthly on the last business day of the month. Income dividends in the Equity Growth Fund and Cornerstone Stock Fund, if any, are declared annually and paid on the last business day of the year. Capital gain distributions, if any, are declared annually and paid in December.

     The amount of distributions from net investment income and net realized gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require a reclassification.

Other

     Security transactions are accounted for on the trade date, the date the order to buy or sell is executed. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Premium and discount on fixed income securities are amortized using the effective interest method. Realized gains and losses on security transactions are determined on the specific identification method for book and tax purposes. Net investment losses, for which no carryover is permitted, are offset against paid in capital.


Note 3.  SECURITIES LENDING

     The Funds may, from time to time, lend securities from their portfolio to broker-dealers, banks, financial institutions and other institutional borrowers approved by the Board of Directors. Each fund will limit its securities lending activity to 33 1/3% of its total assets. Credit Suisse, New York Branch, serves as the lending manager for the Funds pursuant to a Securities Lending Management Agreement (the "Lending Agreement"), for which they receive a fee. Credit Suisse's fee is computed monthly in arrears and is based on 30% of the sum of all interest, dividends and other distributions earned from the investment of collateral in investments, as approved by the Board of Directors, net of rebates paid by Credit Suisse to borrowers and net of brokerage commissions, if any, incurred in making or liquidating the investments. For the year ended December 31, 2005 Credit Suisse received $3,319 in total from the Funds for its services as lending manager. Under guidelines established by the Board of Directors, the Funds must maintain loan collateral with Credit Suisse at all times in an amount equal to at least 100% of the current market value of the loaned securities in the form of cash, to secure the return of the loaned securities. Initial value of loan collateral shall be no less than 102% of the market value of the loaned securities plus the accrued interest of debt securities. Credit Suisse may invest the collateral in the CSFB Enhanced Liquidity Fund (the "Enhanced Fund"), a series of CSFB Securities Lending Fund, LLC. There is a risk of delay in receiving collateral or in receiving the securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially. By lending its securities, a Fund can increase its income by continuing to receive interest or dividends on the loaned securities as well as investing the cash collateral in the Enhanced Fund. The cash collateral, or short-term investments purchased with such collateral, is recorded as assets of the Funds, offset by a corresponding liability to return all collateral as cash at the termination of the securities loan(s). Loans are subject to termination by the Funds or the borrower at any time.
The following Funds loaned securities and received cash collateral with the following market values as of December 31, 2005:


                                                                                         Income
                                                                      Average Loan       Received by
                               Market Value                           Outstanding        Credit Suisse
                               of Loaned         Market Value         During the         from Securities
                               Securities        of Collateral        Year               Lending
                            -----------------    ------------------  -----------------   ---------------
Equity Growth Fund          $     4,829,290      $      4,940,425    $      3,966,775    $       1,727
Balanced Fund                     4,013,458             4,122,175           3,442,969            1,025
Retirement Income Fund            2,922,261             2,990,000             868,065              556
Cornerstone Stock Fund              346,240               354,000             128,194               11



Note 4.  TRANSACTIONS WITH AFFILIATES

     Advance Capital Management, Inc. ("MANAGEMENT") (a wholly owned subsidiary of Advance Capital Group, Inc.) is the COMPANY's investment adviser. T. Rowe Price Associates, Inc. ("TRPA") serves as sub-adviser for that portion of the portfolio of assets of the Equity Growth Fund and Balanced Fund which are determined by MANAGEMENT to be invested in common stocks. Advance Capital Services, Inc. ("SERVICES") (also a wholly owned subsidiary of Advance Capital Group, Inc.) is the distributor of the COMPANY's shares. Advance Capital
Group, Inc. ("GROUP") is the COMPANY's Administrator, Transfer Agent and Dividend Disbursing Agent. For services provided by MANAGEMENT, the COMPANY pays a fee equal on an annual basis to .70% of the average daily net assets for the first $200 million of the Equity Growth and Balanced Funds and .55% of the average daily net assets exceeding $200 million , .50% of the average daily net assets for the first $200 million of the Retirement Income Fund and .40% of the average daily net assets exceeding $200 million, and .40% of the average daily net assets of the Cornerstone Stock Fund. For its services, TRPA is paid a fee by MANAGEMENT equal on an annual basis to .20% of the average daily net assets of the Equity Growth Fund and that portion of the Balanced Fund invested in common stocks for the first $100 million of assets managed and .15% of the average daily net assets exceeding $100 million. GROUP provides administrative, transfer agent and dividend disbursing agent services to the COMPANY. The COMPANY will compensate SERVICES for expenses incurred in connection with the distribution of fund shares of the Equity Growth, Balanced, Retirement Income and Cornerstone Stock Funds, at .25% of each fund's average daily net assets.

     The COMPANY was charged investment advisory fees of $5,514,061 by MANAGEMENT for 2005. The COMPANY was charged distribution fees of $2,463,193 by SERVICES for 2005.

     Certain officers and directors of GROUP, MANAGEMENT, and SERVICES, are also officers and directors of the COMPANY. Directors fees are only paid to independent directors and consist of a $13,500 annual retainer.

Note 5.  INVESTMENT PORTFOLIO TRANSACTIONS

     The cost of purchases and proceeds from sales of investments, other than short-term obligations and U.S. Government securities, for 2005 were as follows:



            Equity                             Retirement       Cornerstone
            Growth Fund      Balanced Fund     Income Fund      Stock Fund
            ---------------  ----------------  ---------------  -------------
Purchases   $55,771,650      $128,039,561      $241,977,414     $35,392,699
Sales        52,867,832       106,298,790       219,622,621      43,879,754


     The cost of purchases and proceeds from sales of U.S. Government securities excluded above were as follows:

             Equity                            Retirement       Cornerstone
             Growth Fund     Balanced Fund     Income Fund      Stock Fund
            --------------  ----------------  ---------------  -------------
Purchases        None         $2,501,606         $499,063            None
Sales            None           $744,844             None            None


     At December 31, 2005, the gross unrealized net appreciation and depreciation of securities for federal income tax purposes consisted of the following:

               Equity          Balanced          Retirement       Cornerstone
               Growth Fund     Fund              Income Fund      Stock Fund
               --------------  ----------------  ---------------  ------------
Unrealized
Appreciation    $57,415,988       $57,040,375      $10,665,413     $4,829,169
Unrealized
Depreciation     (4,503,586)       (8,218,943)      (5,656,869)    (1,750,439)
               --------------  ----------------  ---------------  ------------
Net Unrealized
Appreciation*   $52,912,402       $48,821,432       $5,008,544     $3,078,730
               --------------  ----------------  ---------------  ------------

Tax Cost       $149,214,443      $331,335,981     $400,462,543    $39,381,947


* The differences between book basis and tax basis unrealized appreciation is attributable primarily to tax deferral of losses on wash sales.

Note 6.  FEDERAL INCOME TAX INFORMATION

     The tax characteristics of distributions paid to shareholders during the years ended December 31, 2005 and 2004 were as follows:

                        Distributions                       Total
                        Paid from          Long Term        Distributions
2005                    Ordinary Income    Captial Gain     Paid
----------------------  -----------------  ---------------  ---------------
Equity Growth Fund                   $0       $11,944,875      $11,944,875
Balanced Fund                 7,505,533        10,488,883       17,994,416
Retirement Income Fund       21,639,603                 0       21,639,603
Cornerstone Stock Fund           98,542                 0           98,542



        	            Distributions                       Total
                        Paid From          Long Term        Distributions
2004                    Ordinary Income    Capital Gain     Paid
----------------------  -----------------  ---------------  ---------------
Equity Growth Fund                   $0       $20,848,655      $20,848,655
Balanced Fund                 7,540,986        29,677,924       37,218,910
Retirement Income Fund       18,665,354                 0       18,665,354
Cornerstone Stock Fund          345,167                 0          345,167

     As of December 31, 2005 the components of accumulated earnings/(deficit) on a tax basis was as follows:

                                                                         Total
                        Undistributed   Accumulated                Accumulated
                             Ordinary   Captial and    Unrealized     Earnings
Fund                           Income  Other Losses  Appreciation   /(Deficit)
----------------------- -------------- ------------- ------------- -----------
Equity Growth Fund            $113,939           $0    $52,912,402 $53,026,341
Balanced Fund                        0          (37)    48,821,432  48,821,395
Retirement Income Fund               0   (8,565,053)     5,008,544  (3,556,509)
Cornerstone Stock Fund               0  (28,848,768)     3,078,730 (25,770,038)

     At December 31, 2005, capital loss carryovers and their expiration dates were as follows:

                             Retirement              Cornerstone
                             Income Fund             Stock Fund
                             ----------------     ----------------
December 31, 2007                        0                50,588
December 31, 2008                1,368,651             1,304,068
December 31, 2009                2,466,325             5,613,583
December 31, 2010                4,730,077            10,570,688
December 31, 2011                        0             6,591,996
December 31, 2012                        0             3,929,889
December 31, 2013                        0               787,956
                             -----------------    ----------------
Total                           $8,565,053           $28,848,768

     The amount of utilized capital loss carryforward as of December 31, 2005 for Retirement Income Fund is $1,510,736.

Note 7.  AUTHORIZED SHARES

     The COMPANY has one billion authorized shares of common stock, par value of $.001 per share. Each of the COMPANY's four portfolios has 250 million shares authorized.

Report of Independent Registered Public Accounting Firm

To the Directors and Shareholders of Advance Capital I, Inc:

In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Equity Growth Fund, Balanced Fund, Retirement Income Fund and Cornerstone Stock Fund (four funds constituting Advance Capital I, Inc., hereafter referred to as the Funds) at December 31, 2005, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation.
We believe that our audits, which included confirmation of securities at December 31, 2005 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.



PricewaterhouseCoopers LLP
Columbus, Ohio
February 13, 2006

ADDITIONAL INFORMATION (Unaudited)

MANAGEMENT OF THE FUND
Advance Capital I, Inc. is managed by a Board of Directors. The Directors are responsible for managing the company's business affairs and for exercising all the company's powers except those reserved for the shareholders. Officers and Directors of the COMPANY, their addresses, and principal occupations during the last five years, are as follows:


                                                            Principal                   Number
                                                            Occupation                  of           Other
                                Positons(s) &    Year       During past                 Portfolios   Directorships
Name and Address                Office(s)        Elected*   5 Years                     Overseen     Held**
----------------------------    --------------   ---------- --------------------------- -----------  ------------------
-----------------------------------------------------------------------------------------------------------------------
"INTERESTED" DIRECTORS ***
-----------------------------------------------------------------------------------------------------------------------
Robert J. Cappelli              President,       1987       President & Treasurer,           4       None
One Towne Square                Treasurer,                  Advance Capital I, Inc.;
Suite 444                       and Director                Vice President & Treasurer,
Southfield, MI 48076                                        Advance Capital Services,
Age 54                                                      Inc.
-----------------------------------------------------------------------------------------------------------------------
"NOT-INTERESTED"
DIRECTORS
-----------------------------------------------------------------------------------------------------------------------
Joseph A. Ahern                 Director &       1995       President, Attorney and           4      None
One Towne Square                Independent                 Partner; Stark, Regan, P.C.
Suite 444                       Board
Southfield, MI 48076            Chairman
Age 48
----------------------------    ---------------  ---------- ---------------------------- ----------  ------------------
Dennis D. Johnson               Director         2000       Retired Chief Operating           4      None
One Towne Square                                            Officer, Belgacom
Suite 444                                                   (Ameritech International);
Southfield, MI 48076                                        Management Consultant;
Age 66                                                      Vice President - Human
                                                            Resources, Ameritech
                                                            Newtork Services
-----------------------------------------------------------------------------------------------------------------------





                                                            Principal                   Number
                                                            Occupation                  of           Other
                                Positons(s) &    Year       During past                 Portfolios   Directorships
Name and Address                Office(s)        Elected*   5 Years                     Overseen     Held**
----------------------------    --------------   ---------- --------------------------- -----------  ------------------
-----------------------------------------------------------------------------------------------------------------------
Janice E. Loichle               Director         2001       Retired Vice President &       4         None
One Towne Square                                            Chief Intergration Office,
Suite 444                                                   XO Communications, Inc.
Southfield, MI 48076                                        (formerly NEXTLINK
Age 58                                                      communications); Vice
                                                            President & Chief of Local
                                                            Exchange Operations, XO
                                                            Communications, Inc.;
                                                            President, NEXTLINK
                                                            Solutions
----------------------------------------------------------------------------------------------------------------------
Thomas L. Saeli                 Director         2000       Vice President Corporate       4         Noble
One Towne Square                                            Development, Lear                        International,
Suite 444                                                   Corporation                              LTD.
Southfield, MI 48076
Age 49
-----------------------------------------------------------------------------------------------------------------------
OTHER OFFICERS
-----------------------------------------------------------------------------------------------------------------------
Christopher M. Kostiz           Vice President   2003       Vice President, Advance	        4        None
One Towne Square                                            Capital I, Inc.; President
Suite 444                                                   Advance Captial
Southfield, MI 48076                                        Management, Inc.; Senior
Age 37                                                      Portfolio Manager, Advance
                                                            Capital Management, Inc.
-----------------------------------------------------------------------------------------------------------------------
Kathy J. Harkleroad             Vice President,   1996      Vice President, CCO and          4       None
One Towne Square                Chief Compliance            Secretary, Advance Captial
Suite 444                       Officer &                   I, Inc. and Advance Capital
Southfield, MI 48076            Secretary                   Group, Inc.; Marketing
Age 53                                                      Director, Advance Capital
                                                            Services, Inc.
-----------------------------------------------------------------------------------------------------------------------



                                                            Principal                   Number
                                                            Occupation                  of           Other
                                Positons(s) &    Year       During past                 Portfolios   Directorships
Name and Address                Office(s)        Elected*   5 Years                     Overseen     Held**
----------------------------    --------------   ---------- --------------------------- -----------  ------------------
-----------------------------------------------------------------------------------------------------------------------
Julie A. Katynski               Vice President   2003       Vice President &               4         None
One Towne Square                and Assistant               Assistant Secretary,
Suite 444                       Secretary                   Advance Captial I, Inc.;
Southfield, MI 48076                                        Vice President - Finance,
Age 40                                                      Advance Capital Group,
                                                            Inc,; Controller, Advance
                                                            Captial Group Inc.
-----------------------------------------------------------------------------------------------------------------------

*There is no set term of office for Directors and Officers. The Independent Directors have adopted a retirement policy, which calls for the retirement of Directors in the year in which they reach the age of 70.
**This column includes only directorships of companies required to register or file reports with the Commission under the Securities Exchange Act of 1934 (that is, "public companies") or other investment companies registered under the 1940 Act.
***Officers of the Funds are "interested persons" as defined in the Investment Company Act of 1940.

EXPENSE EXAMPLES:

     As a shareholder of the Advance Capital I, Inc. Funds, you incur ongoing costs, including management fees; distribution (and/or service) 12b-1 fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Advance Capital I, Inc. Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

     The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2005 through December 31, 2005.

ACTUAL EXPENSES

     The table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during the period.



                        Beginning        Ending            Expense Paid       Expense Ratio
                        Account Value    Account Value     During Period*     During Period
                        7/1/05           12/31/05          7/1/05-12/31/05    7/1/05-12/31/05
                        --------------   ---------------   ----------------   ---------------
Equity Growth Fund      $1,000.00        $1,104.37                  $5.30             1.00%
Balanced Fund            1,000.00         1,041.60                   4.79             0.93%
Retirement Income Fund   1,000.00           998.77                   3.73             0.74%
Cornerstone Stock Fund   1,000.00         1,054.29                   3.88             0.75%


*Expenses are equal to the average account value times the Fund's annualized expense ratio multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

     The table below provides information about the hypothetical values and hypothetical expenses based on each Advance Capital I, Inc. Funds' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

     Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.



                        Beginning         Ending            Expense Paid       Expense Ratio
                        Account Value     Account Value     During Period*     During Period*
                        7/1/05            12/31/05          7/1/05-12/31/05    7/1/05-12/31/05
                        ---------------   ---------------   ----------------   ---------------
Equity Growth Fund          $1,000.00          $1,020.16              $5.09             1.00%
Balanced Fund                1,000.00           1,020.52               4.74             0.93%
Retirement Income Fund       1,000.00           1,021.48               3.77             0.74%
Cornerstone Stock Fund       1,000.00           1,021.42               3.82             0.75%

*Expenses are equal to the average account value times the Fund's annualized expense ratio multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year.

PROXY VOTING

     The policies and procedures that Advance Capital I, Inc. uses to determine how to vote proxies relating to portfolio securities is available on the SEC's website at www.sec.gov. Information on how the Funds voted proxies relating to portfolio securities during the 12 month period ended June 30, 2005 is available at (1) without charge, upon request, by calling (800) 345-4783, and (2) on the SEC's website at www.sec.gov.

QUARTERLY PORTFOLIO SCHEDULE

     The Advance Capital I, Inc. Funds file with the SEC a complete schedule of its portfolio holdings as of the close of the first and third quarters of its fiscal year, on "Form N-Q". These filings are available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. (Call 1-800-SEC-0330 for information on the operation of the Public Reference Room.) This information is also available without charge, upon request, by calling (800) 345-4783.

Advance Capital I, Inc.                                   Annual Report
                                                      December 31, 2005

[EDGAR REFERENCE - LOGO FOR ADVANCE CAPITAL I]

Investment Advisor:                               AN INVESTMENT COMPANY
Advance Capital Management, Inc.                        WITH FOUR FUNDS
One Towne Square, Suite 444                          Equity Growth Fund
Southfield, Michigan 48076                                Balanced Fund
                                                 Retirement Income Fund
Sub Advisor:                                     Cornerstone Stock Fund
(Equity Growth and Balanced Funds)
T. Rowe Price Associates, Inc.
100 East Pratt Street
Baltimore, Maryland 21202

Distributor:
Advance Capital Services, Inc.
P.O. Box 3144
Southfield, Michigan 48037

Administrator and Transfer Agent:
Advance Capital Group, Inc.
P.O. Box 3144
Southfield, Michigan 48037

Custodian:
Fifth Third Bank
38 Fountain Square Plaza
Cincinnati, Ohio 45363

Independent Registered Public
Accounting Firm:
PricewaterhouseCoopers LLP
100 East Broad Street
Columbus, Ohio 43215

Officers:
Robert J. Cappelli, President & Treasurer
Christopher M. Kostiz, Vice President
Kathy J. Harkleroad, Vice President,
 Chief Compliance Officer & Secretary
Julie A. Katynski, Vice President & Assistant Secretary

Board of Directors:
Joseph A. Ahern
Robert J. Cappelli
Dennis D. Johnson
Janice E. Loichle
Thomas L. Saeli

Item 2.  Code of Ethics.

The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. During the period covered by this report, there have been no amendments to such code of ethics nor were any waivers to such code of ethics granted. A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

Item 3.  Audit Committee Financial Expert.

The registrant's Board of Directors has determined that independent directors Janice Loichle and Thomas Saeli qualify as Audit Committee financial experts. The designation of a person as an "Audit Committee financial expert" does not mean that the person has any greater duties, obligations, or liability than those imposed on the person without the "Audit Committee financial expert" designation. Similarly, the designation of a person as an "Audit Committee financial expert" does not affect the duties, obligations, or liability of any other members of the Audit Committee or Board of Directors.

Item 4.  Principal Accountant Fees and Services.

a) Audit Fees: The aggregate fees billed for each of the last two fiscal years for professional services rendered by PricewaterhouseCoopers ("PwC"), the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were $48,000 for year ended December 31, 2005 and $42,000 for year ended
December 31, 2004

b) Audit-Related Fees: The aggregate fees billed in each of the last two fiscal years for assurance and related services by PwC that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this item were $0 for year ended December 31, 2005 and $0 for year ended December 31, 2004.

c) Tax Fees: The aggregate fees billed in each of the last two fiscal years for professional services rendered by PwC for tax compliance, tax advice and tax planning were $9,700 in the year ended December 31, 2005 and $0 in the year ended December 31, 2004. Such services include review of excise distribution calculations (if applicable), preparation of the Funds' federal, state and excise tax returns and routine tax consulting.

d) All Other Fees: The aggregate fees billed in each of the last two fiscal years for products and services provided by PwC, other than the services reported in paragraphs (a) through (c) of this item were $0 for year ended December 31, 2005 and $0 for year ended December 31, 2004.

e)   (1) Audit Committee Pre-Approval Policies and Procedures


ADVANCE CAPITAL I, INC.
PRE-APPROVAL POLICIES AND PROCEDURES

As adopted by the AUDIT COMMITTEE of the Board of Directors of the Advance Capital I, Inc. Funds ("Funds")

The Sarbanes-Oxley Act of 2002 ("Act") and rules adopted by the Securities and Exchange Commission ("SEC") ("Rules") require that the funds' audit Committee of the Board of Directors ("Audit Committee") pre-approve all audit and non-audit services provided to the fund by its independent accountant ("Auditor"). It also covers any non-audit services provided by the Auditor to the Funds' investment adviser or affiliates of the adviser that provide ongoing services to the Fund ("Service
Affiliates") IF these services directly impact the Funds' operations and financial reporting.

The following policies and procedures govern the ways in which the Audit Committee will pre-approve audit and non-audit services provided by the Auditor to the funds and Service Affiliates. These policies and procedures do not apply to audit services provided to Service Affiliates by the Auditors, nor do they apply to services provided by another audit firm.

These policies and procedures comply with the requirements for pre-approval and provide a mechanism by which management of the Fund may request and secure pre-approval of audit and non-audit services with minimal disruption to normal business operations. Pre-approval of non-audit services may be achieved through a combination of the procedures described in Sections C and D below.

A.   GENERAL


1. The Audit Committee must pre-approve all audit and non-audit services that the Auditor provides to the Fund.


2. The Audit Committee must pre-approve any engagement of the Auditor to provide non-audit services to any Service Affiliate during the period of the auditor's engagement IF the non-audit services directly impact the fund's operations and financial reporting.


B.   PRE-APPROVAL OF AUDIT SERVICES TO THE FUND

1. The audit Committee shall approve the engagement of the auditor to certify the fund's financial statements for each fiscal year
(the "Engagement").  The approval of the

Engagement shall not be delegated to a Designated Member
(see Section D below).  In approving the Engagement, the Audit
Committee shall obtain, review and consider sufficient information concerning the proposed Auditor to enable the Audit Committee to make a reasonable evaluation of the Auditor's proposed fees for the engagement, in light of the scope and nature of the audit services that the fund will receive.

2.   The Audit Committee shall report to the Board of Directors
(the "Board") its approval of the Engagement and the proposed fees for such Engagement, as well as the basis for such approval.

3. Unless otherwise in accordance with applicable law, the Engagement shall require that the Auditor be selected by a vote, cast in person, of a majority of the members of the Fund's Board who are "not interested" persons of the Board (as defined in Section 2(a)(19) of the Investment Company Act of 1940) ("Independent directors").

C. Pre-Approval of Non-Audit Services to the Fund and to Service Affiliates--by Types of Services

1. The Audit Committee may pre-approve certain types of non-audit services to the Fund and its Service Affiliates pursuant to this Section C.

2. Annually, when the Audit Committee considers the Engagement of the Auditor, management of the Fund shall provide to the Audit Committee, for its consideration and action, the following: (a) a list of non-audit services that the Fund may request from the Auditor during the fiscal year; and (b) a list of non-audit services directly impacting the funds' operations and financial reporting that Service Affiliates may request from the Auditor during the fiscal year.

3. Lists submitted to the Audit Committee shall describe the types of non-audit services in reasonable detail and shall include an estimated budget (or budgeted range) of fees where possible and such other information as the Audit Committee may request.

4. The Audit committee's pre-approval of non-audit services submitted pursuant to this Section C shall constitute authorization for management of the fund to utilize the Auditor for the types of non-audit services so pre-approved, if needed during the fiscal year.

5. A list of the types of non-audit services pre-approved by the Audit Committee pursuant to this Section C will be distributed to management of the Service Affiliates and the appropriate partners of the auditor. Periodically, the Auditor will discuss with the Audit committee those non-audit services that have been or are being provided pursuant to this Section C.

D. Pre-Approval of Non-Audit Services to the Fund and to Service Affiliates--on a Project -by-Project Basis

1. The Audit Committee also may pre-approve non-audit services on a project-by-project basis pursuant to this Section D.

2. Management of the Fund may submit either to the Audit Committee or to their Designated Member a pre-approval request for one or more non-audit projects. The request shall describe the project(s) in reasonable detail and shall include an estimated budget (or budgeted range) of fees and such other information as the Audit Committee or Designated Member shall request.

3. The Audit Committee shall designate one or more of its members who are "not interested" Directors (each a "Designated Member") to consider any non-audit services to the Fund or any Service Affiliate, which have not been pre-approved by the Audit Committee. The Designated Member shall review, on behalf of the Audit Committee any proposed material change in the nature or extent of any non-audit services previously approved. The fund's management, in consultation with the Auditor, shall explain why such non-audit services or material change in non-audit services are necessary and appropriate and the anticipated costs thereof.

4. The Designated Member will review the requested non-audit services or proposed material change in such services and will either:

a) Pre-approve, pre-approve subject to conditions, or disapprove any such requested services, or any proposed material change in services, whether to the Fund or to a Service Affiliate; or

b) Refer such matter to the full Audit Committee for its consideration and action.

In considering any requested non-audit services or proposed material change in such services, the Designated Member shall take into account all relevant matters.

5. The Designated Member's pre-approval (or pre-approval subject to conditions) of the requested non-audit service or proposed material change in service pursuant to this Section D shall constitute authorization for management of the Fund or Service Affiliate to utilize the auditor for the non-audit services which have been pre-approved. Any action by the Designated Member in approving a requested non-audit service shall be presented for ratification by the Audit Committee not later than at its next scheduled meeting. If the Designated Member does not approve the Auditor providing the requested non-audit service, the matter will be presented to the full Audit Committee for its consideration and action.

E.   AMENDMENT; ANNUAL REVIEW

1.   The Audit Committee may amend these procedures from time to time.

2.   These procedures shall be reviewed annually by the Audit Committee.

F.   RECORD KEEPING

1. The Fund shall maintain a written record of all decisions made by the Audit Committee or the Designated Member pursuant to these procedures, together with appropriate supporting material.

2. A record of the approval of any non-audit service pursuant to the de minimis exception provided in the Rules shall be made indicating that each of the conditions for this exception, as set forth in the Rules, has been satisfied.

3. A copy of these Procedures and any amendments shall be permanently maintained in an easily accessible place. Written records referred to in paragraphs 1 and 2 of this Section F shall be maintained for six years from the end of the fiscal year in which the actions were taken. They will be maintained in an easily accessible location for the first two years.



(e)(2) PERCENTAGE OF SERVICES REFERRED TO IN 4(B) - (4)(D) THAT WERE APPROVED BY THE AUDIT COMMITTEE:

100% of services described in each of paragraphs (b) through (d) of this Item were approved by the Audit Committee pursuant to paragraph
(c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

f) Percentage of hours expended on PwC's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than PwC's full-time, permanent employees.

Not applicable.

g) Non-Audit Fees: The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser, and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant were $0 for year ended December 31, 2005 and $0 for year ended December 31, 2004.

   h)   Not applicable.

Item 5.  Audit Committee of Listed Registrant.

Not applicable because registrant's shares are not listed for trading on a national securities exchange.

ITEM 6.  SCHEDULE OF INVESTMENTS.

Schedule I - Investments in securities of unaffiliated issuers is included as part of the report to shareholders filed under Item I of this Form.

ITEM 7.  DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR
CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable for open-end investment companies.

ITEM 8.  PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable for open-end investment companies.

ITEM 9.  PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT
INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable for open-end investment companies.

ITEM 10.  SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.  CONTROLS AND PROCEDURES.

(a) The registrant's principal executive officer and principal financial officer, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures
(as defined in Rule 30a-3(c) under the Investment Company Act of 1940) are effective based on their evaluation of the disclosure controls and procedures as of a date within 90 days of the filing date of this report.

(b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act
(17 CFR 270.30a-3(d))) that occurred during the registrant's second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12.  Exhibits.

(a)(1) Code of Ethics (filed herewith).
(a)(2) Certification pursuant to Rule 30a-2(a) under the 1940 Act and
Section 302 of the Sarbanes-Oxley Act of 2002 (filed herewith).
(a)(3) Not applicable.
(b)     Certification  pursuant to Rule 30a-2(b) under the 1940 Act and
Section 906 of the Sarbanes-Oxley Act of 2002 (filed herewith).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

ADVANCE CAPITAL I, INC.

By: /S/ ROBERT J. CAPPELLI
       Robert J. Cappelli, President & Treasurer

Date: March 1, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: /S/ ROBERT J. CAPPELLI
       Robert J. Cappelli, President & Treasurer

Date:  March 1, 2006

By: /S/ CHRISTOPHER M. KOSTIZ
       Christopher M. Kostiz, Vice President

Date:  March 1, 2006

EXHIBIT INDEX

Exhibit No.	Description

(a)(1)	Code of Ethics (filed herewith).
(a)(2)	Certifications  pursuant to Section 302 of the
Sarbanes-Oxley Act of 2002.
(b)	Certification  pursuant to Section 906 of the Sarbanes-Oxley
Act of 2002.